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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06557

                               STI Classic Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

      101 Federal Street Boston, MA                               02110
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip code)

          BISYS Fund Services, 3435 Stelzer Road Columbus, Ohio 43219
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 614-470-8000

Date of fiscal year end: 10/31/04

Date of reporting period: 10/31/04

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

      Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                                     ANNUAL

                                FINANCIAL REPORT

                               STI CLASSIC FUNDS

                            A FAMILY OF MUTUAL FUNDS

                      Classic Institutional Core Bond Fund

                  Classic Institutional Intermediate Bond Fund

                       Seix Institutional High Yield Fund

                   Classic Institutional Limited Duration Fund

                                October 31, 2004

                            [STI CLASSIC FUNDS LOGO]

TABLE OF CONTENTS:

STI CLASSIC FUNDS
ANNUAL FINANCIAL REPORT

OCTOBER 31, 2004

Shareholder Letter ..........................................................................    1

PORTFOLIO COMPOSITION AND AVERAGE ANNUAL RETURNS
Classic Institutional Core Bond Fund ........................................................    3
Classic Institutional Intermediate Bond Fund ................................................    5
Seix Institutional High Yield Fund ..........................................................    7
Classic Institutional Limited Duration Fund .................................................    9

SCHEDULE OF PORTFOLIO INVESTMENTS
Classic Institutional Core Bond Fund ........................................................   11
Classic Institutional Intermediate Bond Fund ................................................   19
Seix Institutional High Yield Fund ..........................................................   24
Classic Institutional Limited Duration Fund .................................................   39

Notes to Schedule of Portfolio Investments ..................................................   41

Statements of Assets and Liabilities ........................................................   42

Statements of Operations ....................................................................   43

Statements of Changes in Net Assets .........................................................   44

Financial Highlights ........................................................................   47

Notes to Financial Statements ...............................................................   49

Report of Independent Registered Public Accounting Firm .....................................   60

Trustees and Officers of the STI Classic Funds ..............................................   61

Special Meeting of Shareholders .............................................................   64

Expense Examples ............................................................................   65

October 31, 2004

Dear STI Bond Fund Shareholder,

The past year has been very busy for all of us associated with the STI Classic Funds fixed-income funds. Many of you already know that Trusco Capital Management and Seix Advisors joined forces in 2004 in an effort to focus even greater resources on fixed-income management. Seix Advisors has a strong reputation for its disciplined, bottom-up style of bond investing in both the investment grade and high yield(1) markets; an approach that fits well with the core Trusco philosophy. Seix's investment process and strong investment performance has helped it become one of the largest high yield managers in the country. On October 11, 2004, the STI Classic family turned a new page in its long history of excellent performance and client service by naming Seix Advisors as manager of our four flagship bond funds. We are all excited about the high level of expertise, experience, and professionalism that Seix Advisors brings to our STI Classic clients. We are pleased to offer our perspective on the year just ended, and our strategy going forward.

The year ended October 31, 2004 was a generally favorable year for the bond markets, despite a relatively strong economy and above-average growth in corporate profits. Although volatility over the course of the twelve months was high, the Lehman Aggregate Bond Index(2) gained 5.53% on a total return basis for the year, with the strongest gains posted in the first and third quarters.

Confidence in the sustainability of the current expansion faltered early in the year, as job growth failed to accelerate in a normal cyclical fashion. The positive effects of tax cuts and falling mortgage rates were waning, and the "hand-off" from a stimulus-led expansion to a self-sustaining phase of growth did not go smoothly. As a result, bond yields fell sharply in the first quarter. By March, the yield on the 10-year Treasury note fell as low as 3.68% and the 2-year yield declined to 1.10%. However, rising commodity prices, particularly oil, a weakening dollar, and a commitment by the Federal Reserve ("the Fed") to raise short-term rates beginning in June pushed yields higher. By mid-year, the yield on the 10-year Treasury jumped nearly 120 basis points (1.20%) from the low to 4.87% and the yield on the 2-year note rose over 180 basis points (1.80%) to 2.93%. Fears of excess growth and rampant inflation subsided in the third quarter despite a steady rise in short-term rates by the Fed, and longer-term yields eased.

From a fixed-income management perspective, we focused on three key themes in the past year to add value to bond portfolios: improving credit quality from a strengthening economy, rising short-term rates and a flatter yield curve, and growing inflation concerns. To take advantage of the flatter yield curve, we moved to a more "barbell" maturity structure. We also maintained a moderate overweight in corporate bonds to take advantage of narrowing credit spreads and higher current income. Finally, we established a position in Treasury Inflation Indexed Securities ("TIPS") which we felt would be an area of growing demand from investors, and would offer additional performance in an accelerating inflation environment.

(1) Although the fund's yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the fund's share price will decline.

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged index of U.S. bonds, which includes reinvestment of any earnings, is widely used to measure the overall performance of the U.S. bond market. It is not possible to invest directly in any index.

We entered 2004 optimistic yet cautious. We thought bonds would do well but could be challenged to match the absolute performance of the past few years. To date, the market has exceeded our expectations for 2004. We believe annualized returns are well in excess of inflation targets. The fear of rising rates has done little to blunt the performance of bonds and has produced handsome advantages relative to equities.

Looking ahead, we continue to see return potential in further flattening of the Treasury yield curve. Credit remains a beneficiary of strong demand and limited supply. Fundamentals are stronger as balance sheets have been fortified considerably, and companies are using cash prudently, benefiting bondholders. We continue to favor TIPS amid a Treasury market struggling under the weight of a record federal deficit.

Seix Advisors is excited to be managing the STI Classic bond funds, and shares the commitment of Trusco to bring a disciplined, bottom-up management approach to our clients. We appreciate the confidence you have placed in us, and we are committed to providing the high level of performance and service you have come to expect from the STI Classic family of mutual funds.

Sincerely,

/s/ Christina Seix                                /s/  Douglas Phillips
Christina Seix                                    Douglas Phillips
CEO & Chief Investment Officer                    Chairman
Seix Advisors                                     Trusco Capital Management

CLASSIC INSTITUTIONAL CORE BOND FUND

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Classic Institutional Core Bond Fund ("the Fund") seeks to provide a high level of total return and to continually outperform the broad investment grade bond market. The Fund will invest predominantly in investment grade bonds with an emphasis on corporate and mortgage backed securities. For the year ended October 31, 2004, the Fund's Institutional Shares had a total return net of fees of 5.49% versus a return of 5.53% for its comparative benchmark, the Lehman Brothers Aggregate Bond Index, which has no fees deducted.

The strategies implemented in the Fund outperformed the benchmark, but by an amount slightly less than the fees. Consequently, the Fund slightly underperformed its benchmark net of fees.

The period began in the midst of a slow, but visible, economic expansion. Interest rates were artificially low led primarily by a moribund employment environment. As the economy gained steam in the fourth quarter and non-farm payroll releases relayed the first of twelve consecutive months of job increases, the Fed became pro-active and the yield curve flattened considerably. The Fed raised short term rates three times beginning on June 30 bringing the Fed Funds rate to a level of 1.75% from 1.00%. The spread between two and thirty year Treasury securities fell precipitously from 3.42% to 2.28%. While short rates rose, intermediate and long term yields were relatively unchanged. Inflation was not a factor despite a nominal rise. This shift in the yield curve, along with the continuing strength of the credit markets, was critical to the Fund's investment strategy.

The Fund's success was driven by three principal strategies: overweight in credit securities, yield curve flattening bias and the use of U.S. Treasury Inflation Indexed Securities ("TIPS"). The Fund's consistent overweight in credit, particularly BBB rated securities, during the past two years has been an essential component to performance enhancement. Emphasis on solid credit research and issuer diversification led to advantages relative to the benchmark. While we attempt to maintain a tight rein on duration relative to the index, we anticipated the flattening of the yield curve and tilted maturities accordingly. The concentration in mortgages is significant, albeit underweighted to the Aggregate, but has been a detractor to returns over the past year. TIPS are used opportunistically as their presence in the markets has grown. We believe the ongoing allocation to TIPS has, and may continue to be, an essential contributor to performance.

We continue to manage the Fund with only moderate shifts in average maturity and duration. The total return is enhanced with yield curve analysis, sector rotation and other low risk strategies. By actively pursuing these strategies, the Fund strives to add total return while reducing risk.(1)

(1) Portfolio composition is subject to change.

Portfolio Composition as of October 31, 2004
(as a percentage of total investments)

[PIE CHART]

Corporate Bonds                                        28.2%
U.S. Government Agencies                               30.5%
Foreign Government Bonds                                0.6%
U.S. Treasury Obligations                              30.1%
Cash Equivalents                                        5.9%
Repurchase Agreements                                   4.3%
Asset Backed Securities                                 0.4%

PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

GROWTH OF $10,000 INVESTMENT AS OF OCTOBER 31, 2004

[GRAPH]

                   Classic Institutional Core Bond Fund (Institutional Shares)             Lehman Brothers Aggregate Bond Index
                   -----------------------------------------------------------             ------------------------------------
12/30/97                                    10000                                                           10000
12/97                                       10020                                                           10000
                                            10180                                                           10155
                                            10409                                                           10346
                                            10740                                                           10810
12/98                                       10803                                                           10842
                                            10792                                                           10822
                                            10667                                                           10779
                                            10729                                                           10878
12/99                                       10746                                                           10884
                                            10899                                                           11046
                                            11076                                                           11232
                                            11424                                                           11555
12/00                                       11864                                                           11983
                                            12220                                                           12390
                                            12315                                                           12473
                                            12838                                                           13047
12/01                                       12674                                                           13059
                                            12654                                                           13030
                                            13031                                                           13492
                                            13349                                                           14103
12/02                                       13635                                                           14341
                                            13847                                                           14556
                                            14247                                                           14951
                                            14235                                                           14948
12/03                                       14291                                                           14958
                                            14640                                                           15329
                                            14323                                                           14943
                                            14771                                                           15346
10/31/04                                    14886                                                           15607

CLASSIC INSTITUTIONAL CORE BOND FUND

Assumes initial investment of $10,000 occurred on the Fund's inception date.

The minimum investment for the Institutional Shares is $1 million. Based on the initial investment of $1 million, the ending value of the Institutional Shares would have been $1,488,643.

THE PERFORMANCE QUOTED HEREIN REPRESENTS PAST PERFORMANCE.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of U.S. bonds, which includes reinvestment of any earnings, is widely used to measure the overall performance of the U.S. bond market. It is not possible to invest directly in any index.

                                                        AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/04 (%)
                                                     ------------------------------------------------------
CLASSIC INSTITUTIONAL                                                                               SINCE
CORE BOND FUND +                 INCEPTION DATE      1 YEAR         3 YEAR           5 YEAR       INCEPTION
---------------------            --------------      ------         ------           ------       ---------
    INSTITUTIONAL SHARES          (12/30/97)          5.49           4.46             6.68           5.99
    T SHARES                      (10/11/04)          5.47           4.45             6.68           5.99
    L SHARES*                     (10/11/04)          3.45           4.44             6.67           5.99
    A SHARES*                      (1/25/02)          1.26           2.86             5.69           5.28
LEHMAN BROTHERS AGGREGATE
BOND INDEX                        (12/31/97)          5.53           5.44             7.58           6.73

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 3.75% AND CLASS L SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

+ The quoted returns reflect the performance from December 30, 1997 to October 11, 2004 of the Seix Core Bond Fund, an open-end investment company that was the predecessor fund to the Classic Institutional Core Bond Fund.

    Performance for the Institutional Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix Core Bond Fund's Class I Shares prior to that date.

    Performance for the Class T and L Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix Core Bond Fund's Class I Shares prior to that date. The historical performance has not been adjusted to reflect the Fund's T or L Share expenses. If it had been, the performance would have been lower.

    The Class A Shares began operating on October 11, 2004. Performance between December 30, 1997 to January 25, 2002 and January 25, 2002 to October 11, 2004 is that of the Class I Shares and Class P Shares, respectively, of the Seix Core Bond Fund, the Fund's predecessor. The performance of the predecessor fund's Class I Shares has not been adjusted to reflect the Fund's A Share expenses. If it had been, the performance would have been lower.

CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Classic Institutional Intermediate Bond Fund ("the Fund") seeks to provide a high level of total return and to continually outperform the broad intermediate investment grade bond market. The Fund will invest predominantly in intermediate, investment grade bonds with an emphasis on corporate and government securities. For the year ended October 31, 2004, the Fund's Institutional Shares had a total return net of fees of 4.73% versus a return of 4.33% for its comparative benchmark, the Lehman Intermediate Government/Credit Index, which has no fees deducted.

The period began in the midst of a slow, but visible, economic expansion. Interest rates were artificially low led primarily by a moribund employment environment. As the economy gained steam in the fourth quarter and non-farm payroll releases relayed the first of twelve consecutive months of job increases, the Fed became pro-active and the yield curve flattened considerably. The Fed raised short term rates three times beginning on June 30, bringing the Fed Funds rate to a level of 1.75% from 1.00%. The spread between two and ten year Treasury securities fell precipitously from 2.48% to 1.51%. While short rates rose, intermediate and long term yields were relatively unchanged. Inflation was not a factor despite a nominal rise. This shift in the yield curve, along with the continuing strength of the credit markets, was critical to the Fund's investment strategy.

The Fund's success was driven by three principal strategies: overweight in credit securities, yield curve flattening bias and the use of U.S. Treasury TIPS. The Fund's consistent overweight in credit, particularly BBB rated securities, during the past two years has been a key component to performance enhancement. Emphasis on solid credit research and issuer diversification led to advantages relative to the benchmark. While we maintain a tight rein on duration relative to the index, we anticipated the flattening of the yield curve and tilted maturities accordingly. TIPS are used opportunistically as their presence in the markets has grown. We believe ongoing allocation to TIPS has, and may continue to be, an essential contributor to performance.(1)

We continue to manage the Fund with only moderate shifts in average maturity and duration. The total return is enhanced with yield curve analysis, sector rotation and other low risk strategies. By actively pursuing these strategies, the Fund strives to add total return while reducing risk.(1)

(1) Portfolio composition is subject to change.

Portfolio Composition as of October 31, 2004
(as a percentage of total investments)

[PIE CHART]

Corporate Bonds                        39.4%
Foreign Government Bonds                0.9%
U.S. Treasury Obligations                54%
Repurchase Agreements                     4%
U.S. Government Agencies                0.6%
Asset Backed Securities                 1.1%

PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

GROWTH OF $10,000 INVESTMENT AS OF OCTOBER 31, 2004

[GRAPH]

           Classic Institutional Intermediate Bond Fund (Institutional Shares)  Lehman Brothers Intermediate Government/Credit Index
           -------------------------------------------------------------------  ----------------------------------------------------
06/30/99                                 10000                                                      10000
                                         10094                                                      10092
12/99                                    10124                                                      10097
                                         10322                                                      10248
                                         10457                                                      10421
                                         10774                                                      10720
12/00                                    11155                                                      11117
                                         11510                                                      11494
                                         11574                                                      11571
                                         12076                                                      12104
12/01                                    11939                                                      12115
                                         11895                                                      12088
                                         12234                                                      12517
                                         12595                                                      13083
12/02                                    12797                                                      13305
                                         12944                                                      13504
                                         13270                                                      13871
                                         13298                                                      13868
12/03                                    13313                                                      13877
                                         13640                                                      14221
                                         13323                                                      13863
                                         13698                                                      14237
10/31/04                                 13794                                                      14332

CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND

Assumes initial investment of $10,000 occurred on the Fund's inception date.

The minimum investment for the Institutional Shares is $1 million. Based on the initial investment of $1 million, the ending value of the Institutional Shares would have been $1,379,410.

THE PERFORMANCE QUOTED HEREIN REPRESENTS PAST PERFORMANCE.

The Fund is measured against the Lehman Brothers Intermediate Government/Credit Index an unmanaged index composed of all bonds that are investment grade rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's. Issues must have at least one year to maturity. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                        AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/04 (%)
                                                        -----------------------------------------------
CLASSIC INSTITUTIONAL                                                                               SINCE
INTERMEDIATE BOND FUND +        INCEPTION DATE       1 YEAR          3 YEAR          5 YEAR       INCEPTION
------------------------        --------------       ------          ------          ------       ---------
  INSTITUTIONAL SHARES              (6/30/99)         4.73            4.11            6.40           6.21
  T SHARES                         (10/11/04)         4.60            4.07            6.38           6.19
  L SHARES*                        (10/11/04)         2.58            4.06            6.37           6.18
  A SHARES*                        (10/11/04)         0.66            2.76            5.56           5.43
LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT/CREDIT INDEX             (6/30/99)         4.33            5.22            7.22           6.98

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 3.75% AND CLASS L SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

+ The quoted returns reflect the performance from June 30, 1999 to October 11, 2004 of the Seix Intermediate Bond Fund, an open-end investment company that was the predecessor fund to the Classic Institutional Intermediate Bond Fund.

    Performance for the Institutional Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix Intermediate Bond Fund's Class I Shares prior to that date.

    Performance for the Class T, L and A Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix Intermediate Bond Fund's Class I Shares prior to that date. The historical performance has not been adjusted to reflect the Fund's T, L or A Share expenses. If it had been, the performance would have been lower.

SEIX INSTITUTIONAL HIGH YIELD FUND

INVESTMENT CONCERNS

Although the fund's yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the fund's share price will decline.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The SEIX Institutional High Yield Fund (the "Fund") invests in the higher quality segment of the high yield market. The Fund's portfolio emphasizes "BB" and "B" rated bonds and avoids lower quality securities rated "CCC" by Moody's or Standard & Poor's. In selecting investments for the Fund, we employ a research driven process designed to identify value areas within the high yield market. We seek companies that are increasing credit strength, operating in industries with strong fundamentals and also have stable or growing cash flows and capable management.(1, 2)

We are pleased to report that the net of expenses return of the Fund's Institutional Shares was 9.97% for the 12 month period ending October 31, 2004. This compares to a 12.07% return for the Merrill Lynch High Yield Master Index, which has no fees deducted. The performance shortfall compared to the benchmark was due to the Fund's concentration in the higher quality sector of the high yield market at a time when lower quality "CCC" rated bonds were recovering from a very difficult 2002.

Our view since October 31, 2003 has been that High Yield portfolios would outperform other fixed income sectors. The excess return was expected to result from higher income, some continued spread tightening versus Treasuries and, especially, credit quality improvement. Over the last twelve months, High Yield securities have out yielded Investment Grade bonds. Although not as dramatic as early 2003, some spread tightening between High Yield and Investment Grade corporates has occurred. We believe the largest source of excess return, however, was credit improvement as companies strengthened balance sheets.

Over the last year, we favored the Media, Gaming and Healthcare industries. Media benefited from strong advertising spending during the lively election year. The cycle in Healthcare reimbursement turned in favor of providers and hospitals as well as other medical service companies enjoyed pricing power for the first time in a number of years. The large Gaming companies remain well managed and are benefiting from a rebound in domestic tourism.(1)

We underweighted Auto Suppliers and Airlines because of their very difficult operating environments. Auto Suppliers are at the mercy of the "Big Three" car makers and have little pricing power. Airlines are saddled with high energy costs, costly labor contracts and high pension liabilities.(1)

We believe that with a slow and steady improvement in the economy, high yield issuers should continue to experience improved free cash flow that can be used to pay down debt and reduce leverage. We anticipate that the Fund may benefit from these trends.

(1) Portfolio composition is subject to change.

(2) The Moody's or Standard and Poor's Fund Ratings represent an opinion only, not a recommendation to buy or sell.

Portfolio Composition as of October 31, 2004
(as a percentage of total investments)

[PIE CHART]

Corporate Bonds         96.1%
Repurchase Agreements    3.7%
Preferred Stocks         0.2%

PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

GROWTH OF $10,000 INVESTMENT AS OF OCTOBER 31, 2004

[GRAPH]

              SEIX Institutional High Yield Bond (Institutional Shares)   Merrill Lynch High Yield Master Index
              ---------------------------------------------------------   -------------------------------------
12/29/2000                              10000                                             10000
    Dec-00                              10000                                             10000
                                        10578                                             10578
                                        10699                                             10338
                                        10710                                              9858
     1-Dec                              11133                                             10448
                                        11305                                             10629
                                        11336                                              9887
                                        11409                                              9595
     2-Dec                              11839                                             10250
                                        12339                                             10982
                                        12991                                             12083
                                        13110                                             12399
     3-Dec                              13681                                             13135
                                        13974                                             13421
                                        13750                                             13314
                                        14414                                             13930
10/31/2004                              14654                                             14199

SEIX INSTITUTIONAL HIGH YIELD FUND

Assumes initial investment of $10,000 occurred on the Fund's inception date.

The minimum investment for the Institutional Shares is $1 million. Based on the initial investment of $1 million, the ending value of the Institutional Shares would have been $1,465,376.

THE PERFORMANCE QUOTED HEREIN REPRESENTS PAST PERFORMANCE.

The Fund is measured against the Merrill Lynch High Yield Master Index which is an unmanaged index consisting of all domestic and Yankee high-yield bonds maturing over 1 year. The quality range is less than BBB-/Baa3 but not in default (DDD1 or less). The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                                              AS OF 10/31/04 (%)
                                                                     ------------------------------------
SEIX INSTITUTIONAL HIGH YIELD                                                                     SINCE
BOND FUND +                                   INCEPTION DATE         1 YEAR      3 YEAR         INCEPTION
-----------------------------                 --------------         ------      ------         ---------
 INSTITUTIONAL SHARES                           (12/29/00)            9.97        9.99            10.47
 T SHARES                                       (10/11/04)            9.96        9.98            10.47
 L SHARES*                                      (10/11/04)            7.93        9.97            10.46
 A SHARES*                                      (12/21/01)            5.61        8.26             9.12
MERRILL LYNCH HIGH YIELD MASTER INDEX           (12/31/00)           12.07       11.69             9.58

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 3.75% AND CLASS L SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

+ The quoted returns reflect the performance from December 29, 2000 to October 11, 2004 of the Seix High Yield Fund, an open-end investment company that was the predecessor fund to the Seix Institutional High Yield Fund.

    Performance for the Institutional Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix High Yield Fund's Class I Shares prior to that date.

    Performance for the Class T and L Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix High Yield Fund's Class I Shares prior to that date. The historical performance has not been adjusted to reflect the Fund's T or L Share expenses. If it had been, the performance would have been lower.

    The Class A Shares began operating on October 11, 2004. Performance between December 29, 2000 to December 21, 2001 and December 21, 2001 to October 11, 2004 is that of the Class I Shares and Class P Shares, respectively, of the Seix Core Bond Fund, the Fund's predecessor. The performance of the predecessor fund's Class I Shares has not been adjusted to reflect the Fund's A Share expenses. If it had been, the performance would have been lower.

CLASSIC INSTITUTIONAL LIMITED DURATION FUND

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Classic Institutional Limited Duration Fund ("the Fund") seeks to provide a high level of current income while preserving principal and providing liquidity. The Fund will invest predominantly in short duration investment grade bonds with an emphasis on mortgage and asset backed securities. For the year ended October 31, 2004, the Fund's Institutional Shares had a total return net of fees of 1.09% versus a return of 1.16% for its comparative benchmark, the Merrill Lynch 3-Month Treasury Bill Index, which has no fees deducted.

The strategies implemented in the Fund outperformed the benchmark, but by an amount slightly less than the fees. Consequently, the Fund slightly underperformed its benchmark net of fees.

The period began in the midst of a slow, but visible, economic expansion. Interest rates were artificially low led primarily by a moribund employment environment. As the economy gained steam in the Fourth Quarter and non-farm payroll releases relayed the first of twelve consecutive months of job increases, the Fed became pro-active and the yield curve flattened considerably. The Fed raised short term rates three times beginning on June 30 bringing the Fed Funds rate to a level of 1.75% from 1.00%. The spread between two and thirty year Treasury securities fell precipitously from 3.42% to 2.28%. While short rates rose, intermediate and long term yields were relatively unchanged. Inflation was not a factor despite a nominal rise. This shift in the yield curve, along with the continuing strength of the credit markets, was critical to the Fund's investment strategy.

The Fund strives to match short term interest rates through its use of floating rate securities and short duration fixed rate bonds including Treasury and Government Agency securities. Floating rate asset backed and collateralized mortgage obligations are normally pegged to three month LIBOR (London Interbank Offered Rate)(1), a common short duration domestic interest rate indicator. The duration of the Fund is kept within a tight average life between 30 and 90 days. The quality of the securities in the Fund's underlying portfolio, on average, were rated AAA (by Standard & Poor's).(2, 3)

(1) LIBOR (London Interbank Offered Rate) is the rate of interest at which banks borrow funds from other banks, in marketable size, in the London interbank market.

(2) Portfolio composition is subject to change.

(3) The Moody's or Standard and Poor's Fund Ratings represent an opinion only, not a recommendation to buy or sell.

Portfolio Composition as of October 31, 2004
(as a percentage of total investments)

[PIE CHART]

U.S. Treasury Obligations               51.4%
Cash Equivalents                        42.7%
Repurchase Agreements                    5.9%

PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

GROWTH OF $10,000 INVESTMENT AS OF OCTOBER 31, 2004

[GRAPH]

                   Classic Institutional Limited Duration Fund (Institutional Shares)      Merrill Lynch High Yield Master Index
                   ------------------------------------------------------------------      -------------------------------------
10/25/02                                        10000                                                    10000
12/02                                           10014                                                    10028
                                                10031                                                    10058
                                                10068                                                    10092
                                                10093                                                    10117
12/03                                           10111                                                    10143
                                                10140                                                    10167
                                                10155                                                    10191
                                                10188                                                    10229
10/31/04                                        10202                                                    10242

CLASSIC INSTITUTIONAL LIMITED DURATION FUND

Assumes initial investment of $10,000 occurred on the Fund's inception date.

The minimum investment for the Institutional Shares is $1 million. Based on the initial investment of $1 million, the ending value of the Institutional Shares would have been $1,020,199.

THE PERFORMANCE QUOTED HEREIN REPRESENTS PAST PERFORMANCE.

The Fund is measured against the Merrill Lynch 3-Month U.S. Treasury Index tracks the monthly price-only and total return performance of a three-month Treasury bill, based on monthly average auction rates.

                                                                                     AVERAGE ANNUAL
                                                                                 TOTAL RETURNS AS OF
                                                                                     10/31/04 (%)
                                                                                     ------------
CLASSIC INSTITUTIONAL                                                                           SINCE
LIMITED DURATION FUND +                                   INCEPTION DATE        1 YEAR        INCEPTION
-----------------------                                   --------------        ------        ---------
  INSTITUTIONAL SHARES                                      (10/25/02)           1.09            1.00
  T SHARES                                                  (10/11/04)           1.09            1.00
  L SHARES*                                                 (10/11/04)          -0.93            0.99
MERRILL LYNCH 3-MONTH
U.S. TREASURY BILL INDEX                                    (10/31/02)           1.16            1.02

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

*CLASS L SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 2.00% IN YEAR ONE ONLY.

+ The quoted returns reflect the performance from October 25, 2002 to October 11, 2004 of the Seix Limited Duration Fund, and open-end Investment company that was the predecessor fund to the Classic Institutional Limited Duration Fund.

    Performance for the Institutional Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix Limited Duration Fund's Class I Shares prior to that date.

    Performance for the Class T and L Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix Limited Duration Fund's Class I shares prior to that date. The historical performance has not been adjusted to reflect the Fund's T or L Shares expenses. If it has been, the performance would have been lower.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  October 31, 2004  (Amounts in thousands, except shares)

CLASSIC INSTITUTIONAL CORE BOND FUND

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
ASSET BACKED SECURITIES (0.4%)
HOME EQUITY ABS (0.4%)
  Aames Mortgage Trust, Ser
    1999-1, Cl AF, 7.290%,
    07/15/29                         $   50      $    51
  Aames Mortgage Trust, Ser
    1999-2, Cl AF, 7.589%,
    10/15/29                             34           35
  Cityscape Home Equity Loan
    Trust, Ser 1996-3, Cl A8,
    7.650%, 09/25/25                     53           53
  Delta Funding Home Equity Loan
    Trust, Ser 1999-3, Cl A1F,
    7.462%, 09/15/29                     18           19
  EQCC Home Equity Loan Trust, Ser
    1999-3, Cl A7F, 7.448%,
    08/25/30                             16           16
  New Century Home Equity Loan
    Trust, Ser 1999-NCB, Cl A4,
    7.530%, 09/25/28                      3            3
  New Century Home Equity Loan
    Trust, Ser 1999-NCB, Cl A7,
    7.540%, 06/25/29                     21           21
  Soundview Home Equity Loan
    Trust, Ser 2001-1, Cl A,
    6.265%, 04/15/31                     27           28
                                                 -------
Total Asset Backed Securities
  (Cost $230)                                        226
                                                 -------
CORPORATE BONDS (30.1%)
AUTO MANUFACTURERS (2.4%)
  American Honda Finance Corp.,
    3.850%, 11/06/08 (c)                160          161
  DaimlerChrysler NA Holdings
    Corp., 8.500%, 01/18/31             100          124

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
<->AUTO MANUFACTURERS--CONTINUED
  Ford Motor Co., 7.450%, 07/16/31   $  620      $   604
  General Motors Corp., 8.375%,
    07/15/33                            375          390
  Harley Davidson Funding, Inc.,
    3.625%, 12/15/08                     90           90
                                                 -------
                                                   1,369
                                                 -------
BANKS (4.0%)
  Bank of America Corp., 7.400%,
    01/15/11                            335          393
  Bank One Corp., 7.625%, 08/01/05      105          109
  BNP US Funding LLC, 7.738%,
    Callable 12/05/07
    @ 100.00 (b) (c) (d)                170          191
  Capital One Bank, 5.125%,
    02/15/14                            250          251
  Citigroup, Inc., 5.125%,
    05/05/14                            125          129
  Citigroup, Inc., 5.875%,
    02/22/33                            185          187
  JP Morgan Chase & Co., 6.625%,
    03/15/12                            440          498
  Royal Bank of Scotland Group
    PLC, 7.648%, Callable 09/30/31
    @ 100 (b) (d)                       135          163
  Societe Generale Real Estate Co.
    LLC, 7.640%, Callable 09/30/07
    @ 100.00 (c) (d)                    100          111
  Wachovia Corp., 7.550%, 08/18/05      135          140
  Wells Fargo & Co., 4.800%,
    07/29/05                             55           56
                                                 -------
                                                   2,228
                                                 -------

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
BEVERAGES (0.4%)
  Coca-Cola Co., 4.000%, 06/01/05    $  110      $   111
  Miller Brewing Co., 4.250%,
    08/15/08 (c)                        135          138
                                                 -------
                                                     249
                                                 -------
BROKERAGE (1.3%)
  Goldman Sachs Group, Inc. (The),
    3.875%, 01/15/09                    100          101
  Goldman Sachs Group, Inc. (The),
    4.750%, 07/15/13                     80           79
  Goldman Sachs Group, Inc. (The),
    6.345%, 02/15/34                    165          168
  Merrill Lynch & Co., 3.700%,
    04/21/08                             60           60
  Morgan Stanley, 5.300%, 03/01/13      315          328
                                                 -------
                                                     736
                                                 -------
BUILDING MATERIALS (0.3%)
  American Standard, Inc., 7.625%,
    02/15/10                            145          166
                                                 -------
COMMERCIAL SERVICES (0.6%)
  ERAC USA Finance Co., 7.350%,
    06/15/08 (c)                        140          157
  R.R. Donnelley & Sons Co.,
    3.750%, 04/01/09                    175          174
                                                 -------
                                                     331
                                                 -------
COMPUTERS (0.1%)
  NCR Corp., 7.125%, 06/15/09            70           78
                                                 -------
COSMETICS/PERSONAL CARE (0.1%)
  Gillette Co. (The), 3.750%,
    12/01/04 (c)                         80           80
                                                 -------

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (1.5%)
  CIT Group, Inc., 5.750%,
    09/25/07                         $   65      $    69
  CIT Group, Inc., 5.500%,
    11/30/07                            115          122
  CIT Group, Inc., 5.125%,
    09/30/14                             80           81
  Household Finance Corp., 7.625%,
    05/17/32                            145          180
  International Lease Finance
    Corp., 4.750%, 07/01/09             290          297
  MBNA Corp., 7.500%, 03/15/12          100          117
                                                 -------
                                                     866
                                                 -------
DIVERSIFIED MANUFACTURING (1.8%)
  General Electric Co., 5.000%,
    02/01/13                            630          653
  Tyco International Group SA,
    6.000%, 11/15/13                    160          175
  Tyco International Group SA,
    6.875%, 01/15/29                    145          165
                                                 -------
                                                     993
                                                 -------
ELECTRIC (3.3%)
  Appalachian Power Co., Ser E,
    4.800%, 06/15/05                     70           71
  Calenergy Co., Inc., 7.520%,
    09/15/08                             70           79
  Carolina Power & Light Co.,
    6.500%, 07/15/12                     80           89
  Cincinnati Gas & Electric Co.,
    5.700%, 09/15/12                     75           80
  Comed Financing III, 6.350%,
    03/15/33                             95           96
  Dominion Resources, Inc., Ser B,
    7.625%, 07/15/05                    130          135
  Dominion Resources, Inc., Ser E,
    6.750%, 12/15/32                     90           98

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  October 31, 2004  (Amounts in thousands, except shares)

CLASSIC INSTITUTIONAL CORE BOND FUND -- CONTINUED

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
<->ELECTRIC--CONTINUED
  Entergy Gulf States, Inc.,
    5.200%, 12/03/07, Callable
    12/01/04 @ 100.00                $  120      $   120
  Entergy Gulf States, Inc.,
    4.875%, 11/01/11, Callable
    11/01/06 @ 100.00                   135          135
  Exelon Generation Co. LLC,
    6.950%, 06/15/11                     35           40
  Florida Power & Light Co.,
    6.875%, 12/01/05                     35           37
  Northern States Power Co.,
    2.875%, 08/01/06                     60           60
  Oncor Electric Delivery Co.,
    7.000%, 05/01/32                     80           93
  Pacific Gas & Electric Co.,
    6.050%, 03/01/34                    275          283
  Public Service Co. of Colorado,
    Ser 14, 4.375%, 10/01/08            135          138
  Westar Energy, Inc., 7.875%,
    05/01/07                            140          155
  Westar Energy, Inc., 6.000%,
    07/01/14                            130          141
                                                 -------
                                                   1,850
                                                 -------
ENVIRONMENT CONTROL (0.3%)
  Waste Management, Inc., 6.500%,
    11/15/08                            165          182
                                                 -------
FOREST PRODUCTS & PAPER (0.4%)
  Weyerhaeuser Co., 6.750%,
    03/15/12                            110          124
  Weyerhaeuser Co., 7.375%,
    03/15/32                             65           76
                                                 -------
                                                     200
                                                 -------
GAS (0.2%)
  Sempra Energy, 4.750%, 05/15/09       105          108
                                                 -------

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
HEALTHCARE -- PRODUCTS (0.2%)
  Johnson & Johnson, 8.720%,
    11/01/24, Callable 11/01/04 @
    104.36                           $  110      $   115
                                                 -------
HEALTHCARE -- SERVICES (0.6%)
  Anthem Insurance Cos., Inc.,
    9.000%, 04/01/27 (c)                130          178
  WellPoint Health Networks, Inc.,
    6.375%, 06/15/06                    135          142
                                                 -------
                                                     320
                                                 -------
HOME BUILDERS (0.4%)
  Lennar Corp., 5.950%, 03/01/13         90           96
  Pulte Homes, Inc., 4.875%,
    07/15/09                            140          143
                                                 -------
                                                     239
                                                 -------
HOUSEHOLD PRODUCTS/WARES (0.2%)
  Dial Corp. (The), 7.000%,
    08/15/06                            120          128
                                                 -------
INSURANCE (1.0%)
  Berkshire Hathaway Financial
    Corp., 3.375%, 10/15/08             175          175
  MetLife, Inc., 5.250%, 12/01/06        75           78
  Monumental Global Funding,
    5.200%, 01/30/07 (c)                105          110
  Prudential Financial, Inc.,
    3.750%, 05/01/08                     75           75
  Prudential Financial, Inc.,
    5.100%, 09/20/14                    130          130
                                                 -------
                                                     568
                                                 -------
INVESTMENT COMPANIES (0.3%)
  Credit Suisse First Boston USA,
    Inc., 6.500%, 01/15/12              140          157
                                                 -------
LEISURE TIME (0.1%)
  GTECH Holdings Corp., 4.750%,
    10/15/10                             80           81
                                                 -------

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
LODGING (0.1%)
  Marriott International, Inc.,
    Ser C, 7.875%, 09/15/09          $   35      $    41
                                                 -------
MACHINERY (0.1%)
  John Deere Capital Corp.,
    3.900%, 01/15/08                     75           76
                                                 -------
MEDIA (2.5%)
  British Sky Broadcasting Group
    PLC, 6.875%, 02/23/09               205          227
  Comcast Cable Communications,
    Inc., 7.125%, 06/15/13              335          384
  Cox Communications, Inc.,
    4.625%, 06/01/13                    160          153
  News America Holdings, Inc.,
    9.250%, 02/01/13                    140          181
  Time Warner, Inc., 6.750%,
    04/15/11                            100          113
  Time Warner, Inc., 7.625%,
    04/15/31                            150          178
  Univision Communications, Inc.,
    7.850%, 07/15/11                    125          148
                                                 -------
                                                   1,384
                                                 -------
MINING (1.1%)
  Barrick Gold Finance, Inc.,
    7.500%, 05/01/07                     70           77
  Codelco, Inc., 5.500%,
    10/15/13 (c)                        205          215
  Inco, Ltd., 7.750%, 05/15/12          280          333
                                                 -------
                                                     625
                                                 -------
OIL & GAS (1.9%)
  BP Capital Markets PLC, 4.000%,
    04/29/05                            175          176
  Devon Financing Corp. ULC,
    7.875%, 09/30/31                    205          259
  Enterprise Products Partners LP,
    Ser B, 6.875%, 03/01/33             130          136

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
<->OIL & GAS--CONTINUED
  Motiva Enterprises LLC, 5.200%,
    09/15/12 (c)                     $  110      $   115
  Pennzoil Co., 10.250%, 11/01/05        25           27
  Phillips Petroleum Co., 6.375%,
    03/30/09                             45           50
  Phillips Petroleum Co., 8.750%,
    05/25/10                             80           99
  XTO Energy, Inc., 6.250%,
    04/15/13                            185          204
                                                 -------
                                                   1,066
                                                 -------
PACKAGING & CONTAINERS (0.2%)
  Packaging Corp. of America,
    5.750%, 08/01/13                    125          129
                                                 -------
PIPELINES (1.2%)
  Centerpoint Energy Resources
    Co., Ser B, 7.875%, 04/01/13        205          245
  K N Capital Trust III, 7.630%,
    04/15/28                            175          194
  KN Energy, Inc., 7.250%,
    03/01/28                             65           73
  Panhandle Eastern Pipeline,
    2.750%, 03/15/07                     70           69
  Panhandle Eastern Pipeline, Ser
    B, 4.800%, 08/15/08                 105          109
                                                 -------
                                                     690
                                                 -------
PROPERTY AND CASUALTY INSURANCE (0.4%)
  Fund American Cos., Inc.,
    5.875%, 05/15/13                    225          229
                                                 -------
REAL ESTATE (0.2%)
  Simon Property Group LP, (REIT),
    6.375%, 11/15/07                     80           86
                                                 -------
SAVINGS & LOANS (0.3%)
  Golden West Financial Corp.,
    4.125%, 08/15/07                    155          159
                                                 -------

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  October 31, 2004  (Amounts in thousands, except shares)

CLASSIC INSTITUTIONAL CORE BOND FUND -- CONTINUED

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
SOVEREIGN (0.3%)
  China Development Bank, 4.750%,
    10/08/14                         $  180      $   178
                                                 -------
TELECOMMUNICATIONS (1.8%)
  Deutsche Telekom International
    Finance, 9.250%, 06/01/32            90          129
  SBC Communications, Inc.,
    5.625%, 06/15/16                     30           31
  SBC Communications, Inc.,
    6.450%, 06/15/34                    155          163
  Sprint Capital Corp., 8.750%,
    03/15/32                            280          367
  TELUS Corp., 8.000%, 06/01/11         155          183
  Verizon Global Funding Corp.,
    7.750%, 12/01/30                    115          141
                                                 -------
                                                   1,014
                                                 -------
TRANSPORTATION (0.5%)
  FedEx Corp., 3.500%, 04/01/09         260          257
                                                 -------
Total Corporate Bonds
  (Cost $16,542)                                  16,978
                                                 -------
FOREIGN GOVERNMENT BOND (0.6%)
MEXICO (0.6%)
  Mexican United States, 8.300%,
    08/15/31                            295          341
                                                 -------
Total Foreign Government Bond
  (Cost $325)                                        341
                                                 -------
U.S. GOVERNMENT AGENCIES (32.5%)
FANNIE MAE (24.0%)
  5.500%, 03/01/16                      244          253
  6.000%, 08/01/16                      101          106
  6.000%, 03/01/18                       77           81
  4.500%, 10/01/18                      405          407
  6.000%, 12/01/18                       86           90
  5.000%, 08/01/19                      283          289
  5.000%, 09/01/19                      174          178
  5.000%, 10/01/19                      186          190

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
<->FANNIE MAE--CONTINUED
  5.000%, 10/01/19                   $  297      $   303
  5.000%, 11/18/19                    1,683        1,718
  5.500%, 11/18/19                      902          935
  6.500%, 09/01/24                       34           36
  6.500%, 12/01/27                       10           10
  6.500%, 05/01/28                        3            3
  6.500%, 11/01/28                       17           18
  6.500%, 02/01/29                       51           54
  6.500%, 05/01/29                       68           71
  6.500%, 02/01/30                        9            9
  6.000%, 04/01/31                       43           44
  7.000%, 04/01/31                      114          122
  7.000%, 06/01/31                       12           12
  7.000%, 11/01/31                       50           53
  6.500%, 06/01/32                      133          140
  6.500%, 10/01/32                       27           28
  6.500%, 11/01/32                       30           32
  6.500%, 11/01/32                       19           20
  5.500%, 02/01/33                      552          563
  6.500%, 02/01/33                       47           49
  5.500%, 03/01/33                      143          146
  5.000%, 04/01/33                       43           43
  5.500%, 04/01/33                      188          191
  5.500%, 04/01/33                      273          278
  5.500%, 04/01/33                      185          189
  7.000%, 04/01/33                      135          143
  5.500%, 05/01/33                      183          187
  6.500%, 05/01/33                       99          104
  7.000%, 05/01/33                       31           33
  5.500%, 06/01/33                       93           95
  7.000%, 06/01/33                       47           50
  5.500%, 07/01/33                       64           65
  5.000%, 08/01/33                      744          744
  5.500%, 08/01/33                      246          251
  7.000%, 08/01/33                       45           48
  5.500%, 10/01/33                       48           49
  5.500%, 10/01/33                      159          162

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
<->FANNIE MAE--CONTINUED
  6.500%, 10/01/33                   $   41      $    43
  6.500%, 10/01/33                      136          144
  6.500%, 10/01/33                      190          200
  6.500%, 10/01/33                      121          127
  6.500%, 10/01/33                      143          150
  6.500%, 10/01/33                        5            6
  7.000%, 10/01/33                       34           36
  7.000%, 10/01/33                       37           40
  5.500%, 11/01/33                      185          189
  5.500%, 11/01/33                      796          813
  5.500%, 11/01/33                      133          136
  6.000%, 11/01/33                      271          282
  6.000%, 11/01/33                      136          141
  6.000%, 11/01/33                       83           86
  6.500%, 11/01/33                      153          161
  6.500%, 11/01/33                       51           53
  7.000%, 11/01/33                       25           26
  6.000%, 12/01/33                       95           99
  6.000%, 12/01/33                      113          117
  7.000%, 12/01/33                      274          291
  6.000%, 03/01/34                      135          140
  6.000%, 04/01/34                      164          170
  6.000%, 04/01/34                      137          142
  6.000%, 04/01/34                      131          136
  6.000%, 05/01/34                      120          125
  6.000%, 05/01/34                      128          133
  6.500%, 05/01/34                      395          416
  6.500%, 06/01/34                       23           24
  5.500%, 11/15/34                      532          542
                                                 -------
                                                  13,560
                                                 -------
FREDDIE MAC (6.5%)
  4.500%, 11/20/19                       44           44
  8.500%, 03/01/20                        2            2
  6.500%, 10/01/29                       60           63
  5.000%, 02/01/33                      745          746

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
<->FREDDIE MAC--CONTINUED
  5.500%, 05/01/33                   $   23      $    24
  5.000%, 06/01/33                      147          147
  5.500%, 06/01/33                      179          182
  5.000%, 07/01/33                      265          265
  5.500%, 10/01/33                      136          139
  6.000%, 10/01/33                       49           51
  6.000%, 12/01/33                      201          209
  5.000%, 01/01/34                      256          255
  6.000%, 01/01/34                       74           77
  6.000%, 01/01/34                      128          132
  6.500%, 03/01/34                       84           88
  6.000%, 06/01/34                      273          283
  6.000%, 07/01/34                      181          188
  6.500%, 08/01/34                      182          191
  5.500%, 11/15/34                      591          602
                                                 -------
                                                   3,688
                                                 -------
GINNIE MAE (2.0%)
  7.500%, 04/15/29                        3            4
  7.500%, 01/15/31                        6            6
  7.500%, 04/15/31                        6            6
  7.500%, 05/15/31                        5            5
  7.500%, 05/15/31                       19           21
  7.000%, 07/15/31                      158          169
  7.500%, 09/15/31                       21           23
  7.500%, 10/15/31                       36           39
  7.500%, 11/15/31                        4            5
  6.500%, 04/15/32                       45           48
  6.500%, 07/15/32                       38           40
  7.500%, 07/15/32                       59           63
  6.500%, 08/15/32                       87           92
  6.500%, 11/15/32                       43           45
  6.500%, 01/15/33                       69           73
  6.000%, 03/15/33                       39           40
  6.000%, 04/15/33                      131          137

CLASSIC INSTITUTIONAL CORE BOND FUND -- CONCLUDED

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
<->GINNIE MAE--CONTINUED
  5.000%, 07/15/33                   $  160      $   161
  5.000%, 08/15/33                      156          157
                                                 -------
                                                   1,134
                                                 -------
Total U.S. Government Agencies
  (Cost $18,166)                                  18,382
                                                 -------
U.S. TREASURY OBLIGATIONS (32.1%)
U.S. TREASURY BONDS (6.5%)
  3.875%, 04/15/29                    1,100        1,686
  5.375%, 02/15/31                    1,805        1,960
                                                 -------
                                                   3,646
                                                 -------
U.S. TREASURY INFLATION PROTECTED NOTES (6.3%)
  1.875%, 07/15/13                    3,370        3,579
                                                 -------
U.S. TREASURY NOTES (19.3%)
  2.000%, 11/30/04                    4,005        4,005
  1.625%, 01/31/05                    4,400        4,397
  1.500%, 02/28/05                      930          928
  1.625%, 04/30/05                    1,395        1,392
  4.250%, 08/15/14                      170          173
                                                 -------
                                                  10,895
                                                 -------
Total U.S. Treasury Obligations
  (Cost $17,970)                                  18,120
                                                 -------
CASH EQUIVALENTS (6.3%)
CREDIT CARD ABS (1.8%)
  American Express Credit Account
    Master Trust, Ser 2000-2, Cl
    A, 2.035%, 09/17/07 (b)             195          195
  BA Master Credit Card Trust, Ser
    2001-A, Cl A, 1.990%,
    06/15/08 (b)                        380          381
  Bank One Issuance Trust, Ser
    2003, Cl A2, 1.920%,
    10/15/08 (b)                        276          276

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
<->CREDIT CARD ABS--CONTINUED
  Citibank Credit Card Issuance
    Trust, Ser 2002-A5, Cl A5,
    1.920%, 09/17/07 (b)             $  143      $   143
                                                 -------
                                                     995
                                                 -------
FANNIE MAE (0.6%)
  Ser 2002-T10, C1 A1, 2.053%,
    06/25/32 (b)                         57           57
  Ser 2002-T13, C1 A1, 2.033%,
    08/25/32 (b)                        109          109
  Ser 2003-T4, C1 A1, 2.043%,
    09/26/33 (b)                        145          145
                                                 -------
                                                     311
                                                 -------
FREDDIE MAC (0.1%)
  Ser T-049, C1 AV, 2.083%,
    12/25/32 (b)                         66           66
                                                 -------
HOME EQUITY ABS (0.6%)
  Mellon Bank Home Equity Loan
    Trust, Ser 2001-1, Cl A,
    2.150%, 03/20/27 (b)                132          132
  MSDWCC Home Equity Line of
    Credit Trust, Ser 2003-1, Cl
    A, 2.203%, 11/25/15 (b)             164          164
  Residential Funding Mortgage
    Securities I, Ser 2003-HS1, Cl
    A2, 2.223%, 12/25/32 (b)             53           53
                                                 -------
                                                     349
                                                 -------
OTHER ABS (3.2%)
  Amortizing Residential
    Collateral Trust, Ser
    2002-BC1F, Cl A, 2.213%,
    01/25/32 (b)                        196          195
  Amortizing Residential
    Collateral Trust, Ser
    2002-BC3M, Cl A, 2.203%,
    06/25/32 (b)                        141          141

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
<->OTHER ABS--CONTINUED
  Countrywide Home Equity Loan
    Trust, Ser 2002 B, Cl A1,
    2.120%, 04/15/28 (b)             $  326      $   326
  Countrywide Home Equity Loan
    Trust, Ser 2002 D, Cl A1,
    2.110%, 08/15/28 (b)                355          353
  Fleet Home Equity Loan Trust,
    Ser 2003-1, Cl A, 2.160%,
    01/20/33 (b)                        123          123
  Greenpoint Home Equity Loan
    Trust, Ser 2001-1, Cl A2,
    2.330%, 04/15/27 (b)                 56           56
  Greenpoint Home Equity Loan
    Trust, Ser 2003-1, Cl A,
    2.140%, 04/15/29 (b)                130          130
  Merrill Lynch Home Equity Loan,
    Ser 1997-1, Cl A, 2.113%,
    09/25/27 (b)                         74           74
  Residential Asset Mortgage
    Products, Inc., Ser 2003- RS2,
    Cl A2, 2.273%, 03/25/33 (b)           1            1
  Wachovia Asset Securitization,
    Inc., Ser 2002-HE2, Cl A,
    2.363%, 12/25/32 (b)                356          357
  Wachovia Asset Securitization,
    Inc., Ser 2003-HE1, Cl A1,
    2.223%, 03/25/33 (b)                 81           81
                                                 -------
                                                   1,837
                                                 -------
Total Cash Equivalents (Cost
  $3,560)                                          3,558
                                                 -------

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
REPURCHASE AGREEMENT (4.7%)
  Lehman Brothers, 1.745%, dated
    10/29/04, to be repurchased on
    11/01/04, repurchase price
    $2,625,560 (collateralized by
    U.S. Government Agencies;
    total market value $2,679,677)   $2,625      $ 2,625
                                                 -------
Total Repurchase Agreement (Cost
  $2,625)                                          2,625
                                                 -------
Total Investments (Cost $59,418)
  (a) -- 106.7%                                   60,230
Liabilities in excess of other
  assets -- (6.7)%                                (3,792)
                                                 -------
Net Assets -- 100.0%                             $56,438
                                                 =======

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  October 31, 2004  (Amounts in thousands, except shares)

CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
ASSET BACKED SECURITIES (1.1%)
HOME EQUITY ABS (1.1%)
  Aames Mortgage Trust, Ser
    1999-1, Cl AF, 7.290%,
    07/15/29                         $   47      $    48
  Aames Mortgage Trust, Ser
    1999-2, Cl AF, 7.589%,
    10/15/29                             60           62
  Cityscape Home Equity Loan
    Trust, Ser 1996-3, Cl 8,
    7.650%, 09/25/25                     27           27
  Contimortgage Home Equity Loan
    Trust, Ser 1996-2, Cl A8,
    7.900%, 07/15/27                    130          129
  Delta Funding Home Equity Loan
    Trust, Ser 1999-3, Cl A1F,
    7.462%, 09/15/29                     17           18
  EQCC Home Equity Loan Trust, Ser
    1999-3, Cl A7F, 7.448%,
    08/25/30                             17           17
  New Century Home Equity Loan
    Trust, Ser 1999-NCB, Cl A4,
    7.530%, 09/25/28                      4            4
  New Century Home Equity Loan
    Trust, Ser 1999-NCB, Cl A7,
    7.540%, 06/25/29                     15           16
  Soundview Home Equity Loan
    Trust, Ser 2001-1, Cl A,
    6.265%, 04/15/31                     65           66
                                                 -------
Total Asset Backed Securities
  (Cost $392)                                        387
                                                 -------

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
CORPORATE BONDS (40.0%)
AUTO MANUFACTURERS (0.9%)
  American Honda Finance Corp.,
    3.850%, 11/06/08 (c)             $  110      $   111
  DaimlerChrysler NA Holdings
    Corp., 7.300%, 01/15/12             110          126
  Harley Davidson Funding, Inc.,
    3.625%, 12/15/08                     85           85
                                                 -------
                                                     322
                                                 -------
BANKS (6.7%)
  Bank of America Corp., 7.400%,
    01/15/11                            305          357
  Bank One Corp., 7.625%, 08/01/05      110          114
  BNP US Funding LLC, 7.738%,
    Callable 12/05/07 @ 100.00 (b)
    (c) (d)                             240          269
  Capital One Bank, 5.125%,
    02/15/14                            130          131
  Citigroup, Inc., 5.125%,
    05/05/14                            310          321
  JP Morgan Chase & Co., 6.625%,
    03/15/12                            400          452
  RBS Capital Trust I, 4.709%,
    Callable 07/01/13 @ 100 (b)
    (d)                                 285          279
  Societe Generale Real Estate Co.
    LLC, 7.640%, Callable 09/30/07
    @ 100.00 (c) (d)                     90          100
  Wachovia Corp., 7.550%, 08/18/05      115          120
  Wells Fargo & Co., 5.125%,
    02/15/07                            255          266
                                                 -------
                                                   2,409
                                                 -------
BEVERAGES (0.4%)
  Coca-Cola Co., 4.000%, 06/01/05       125          126
                                                 -------
BROKERAGE (3.1)%
  Goldman Sachs Group, Inc. (The),
    3.875%, 01/15/09                    125          126

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
<->BROKERAGE--CONTINUED
  Goldman Sachs Group, Inc. (The),
    4.750%, 07/15/13                 $  330      $   327
  Merrill Lynch & Co., 3.700%,
    04/21/08                             55           55
  Morgan Stanley, 5.800%, 04/01/07      420          446
  Morgan Stanley, 5.300%, 03/01/13      160          166
                                                 -------
                                                   1,120
                                                 -------
BUILDING MATERIALS (0.4%)
  American Standard, Inc., 7.625%,
    02/15/10                            135          155
                                                 -------
COMMERCIAL SERVICES (0.6%)
  ERAC USA Finance Co., 7.350%,
    06/15/08 (c)                         75           84
  R.R. Donnelley & Sons Co.,
    3.750%, 04/01/09                    135          135
                                                 -------
                                                     219
                                                 -------
COMPUTERS (0.2%)
  NCR Corp., 7.125%, 06/15/09            70           78
                                                 -------
COSMETICS/PERSONAL CARE (0.1)%
  Gillette Co. (The), 3.750%,
    12/01/04 (c)                         40           40
                                                 -------
DIVERSIFIED FINANCIAL SERVICES (8.5)%
  CIT Group, Inc., 5.750%,
    09/25/07                             60           64
  CIT Group, Inc., 5.500%,
    11/30/07                            105          111
  CIT Group, Inc., 5.125%,
    09/30/14                             70           70
  Ford Motor Credit Co., 7.000%,
    10/01/13                            540          570
  General Electric Capital Corp.,
    4.250%, 01/15/08                    660          680

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
<->DIVERSIFIED FINANCIAL
SERVICES--CONTINUED
  General Motors Acceptance Corp.,
    6.875%, 09/15/11                 $  480      $   500
  Household Finance Corp., 4.125%,
    12/15/08                            510          518
  International Lease Finance
    Corp., 4.750%, 07/01/09             265          272
  MBNA Corp., 7.500%, 03/15/12          120          140
  Sallie Mae, Inc., 5.625%,
    04/10/07                             70           74
                                                 -------
                                                   2,999
                                                 -------
DIVERSIFIED MANUFACTURING (1.6%)
  General Electric Co., 5.000%,
    02/01/13                            160          166
  Tyco International Group SA,
    6.000%, 11/15/13                    360          393
                                                 -------
                                                     559
                                                 -------
ELECTRIC (2.3%)
  Calenergy Co., Inc., 7.520%,
    09/15/08                            100          113
  Entergy Gulf States, Inc.,
    5.200%, 12/03/07, Callable
    12/01/04 @ 100.00                   140          140
  Entergy Gulf States, Inc.,
    4.875%, 11/01/11, Callable
    11/01/06 @ 100.00                    65           65
  Exelon Generation Co. LLC,
    6.950%, 06/15/11                     60           68
  Florida Power & Light Co.,
    6.875%, 12/01/05                     55           58
  Northern States Power Co.,
    2.875%, 08/01/06                     70           70
  Oncor Electric Delivery Co.,
    6.375%, 05/01/12                     80           89

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  October 31, 2004  (Amounts in thousands, except shares)

CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND -- CONTINUED

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
<->ELECTRIC--CONTINUED
  Pacific Gas & Electric Co.,
    4.800%, 03/01/14                 $  190      $   190
  Westar Energy, Inc., 6.000%,
    07/01/14                             40           43
                                                 -------
                                                     836
                                                 -------
FOREST PRODUCTS & PAPER (0.3%)
  Weyerhaeuser Co., 6.750%,
    03/15/12                             85           96
                                                 -------
HEALTHCARE -- PRODUCTS (0.6%)
  Johnson & Johnson, 8.720%,
    11/01/24, Callable 11/01/04 @
    104.36                              195          204
                                                 -------
HEALTHCARE -- SERVICES (0.2%)
  WellPoint Health Networks, Inc.,
    6.375%, 06/15/06                     55           58
                                                 -------
HOME BUILDERS (0.5%)
  Lennar Corp., 5.950%, 03/01/13         40           42
  Pulte Homes, Inc., 4.875%,
    07/15/09                            130          133
                                                 -------
                                                     175
                                                 -------
INSURANCE (1.8%)
  Berkshire Hathaway Financial
    Corp., 3.375%, 10/15/08             235          235
  MetLife, Inc., 5.250%, 12/01/06        55           57
  Monumental Global Funding,
    5.200%, 01/30/07 (c)                165          173
  Prudential Financial, Inc.,
    3.750%, 05/01/08                     75           75
  Prudential Financial, Inc.,
    5.100%, 09/20/14                    115          115
                                                 -------
                                                     655
                                                 -------
INVESTMENT COMPANIES (0.4%)
  Credit Suisse First Boston USA,
    Inc., 6.500%, 01/15/12              135          151
                                                 -------

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
MACHINERY (0.2%)
  John Deere Capital Corp.,
    3.900%, 01/15/08                 $   85      $    86
                                                 -------
MEDIA (2.2%)
  British Sky Broadcasting Group
    PLC, 6.875%, 02/23/09               120          133
  Comcast Cable Communications,
    Inc., 7.125%, 06/15/13              190          218
  News America Holdings, Inc.,
    9.250%, 02/01/13                    135          175
  Time Warner, Inc., 6.750%,
    04/15/11                            110          124
  Univision Communications, Inc.,
    7.850%, 07/15/11                    130          154
                                                 -------
                                                     804
                                                 -------
MINING (1.3%)
  Barrick Gold Finance, Inc.,
    7.500%, 05/01/07                     75           82
  Codelco, Inc., 5.500%,
    10/15/13 (c)                        145          152
  Inco, Ltd., 7.750%, 05/15/12          190          226
                                                 -------
                                                     460
                                                 -------
OIL & GAS (2.4%)
  BP Capital Markets PLC, 4.000%,
    04/29/05                            160          161
  Devon Financing Corp., ULC,
    6.875%, 09/30/11                    145          166
  Enterprise Products Operations,
    Inc., 5.600%, 10/15/14 (c)          205          209
  Motiva Enterprises LLC, 5.200%,
    09/15/12 (c)                        115          120
  Phillips Petroleum Co., 6.375%,
    03/30/09                             55           61
  Phillips Petroleum Co., 8.750%,
    05/25/10                            105          130
                                                 -------
                                                     847
                                                 -------

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
PACKAGING & CONTAINERS (0.3%)
  Packaging Corp. of America,
    5.750%, 08/01/13                 $  115      $   119
                                                 -------
PIPELINES (1.4%)
  Centerpoint Energy Resources
    Co., Ser B, 7.875%, 04/01/13        190          227
  Kinder Morgan, Inc., 6.500%,
    09/01/12                            105          116
  Panhandle Eastern Pipeline,
    2.750%, 03/15/07                     55           54
  Panhandle Eastern Pipeline, Ser
    B, 4.800%, 08/15/08                 115          119
                                                 -------
                                                     516
                                                 -------
PROPERTY AND CASUALTY INSURANCE (0.3%)
  Fund American Cos., Inc.,
    5.875%, 05/15/13                    100          102
                                                 -------
SAVINGS & LOANS (0.3%)
  Golden West Financial Corp.,
    4.125%, 08/15/07                    115          118
                                                 -------
TELECOMMUNICATIONS (3.0%)
  Deutsche Telekom International
    Finance, Corp., 8.500%,
    06/15/10 (e)                         90          108
  SBC Communications, Inc.,
    5.625%, 06/15/16                    220          228
  Sprint Capital Corp., 8.375%,
    03/15/12                            255          312

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
<->TELECOMMUNICATIONS--CONTINUED
  TELUS Corp., 8.000%, 06/01/11      $  130      $   154
  Verizon Global Funding Corp.,
    7.250%, 12/01/10                    245          286
                                                 -------
                                                   1,088
                                                 -------
Total Corporate Bonds (Cost
  $13,888)                                        14,342
                                                 -------
FOREIGN GOVERNMENT BOND (0.9%)
MEXICO (0.9%)
  United Mexican States, 6.375%,
    01/16/13                            305          324
                                                 -------
Total Foreign Government Bond
  (Cost $307)                                        324
                                                 -------
U.S. GOVERNMENT AGENCIES (0.6%)
FANNIE MAE (0.4%)
  6.000%, 07/01/09                      145          149
                                                 -------
FREDDIE MAC (0.2%)
  6.500%, 08/01/08                       69           71
                                                 -------
Total U.S. Government Agencies
  (Cost $218)                                        220
                                                 -------
U.S. TREASURY OBLIGATIONS (54.8%)
U.S. TREASURY INFLATION PROTECTED NOTES (11.4%)
  3.875%, 02/15/13                    4,080        4,081
                                                 -------
U.S. TREASURY NOTES (43.4%)
  2.000%, 11/30/04                    2,675        2,675
  1.625%, 01/31/05                    5,200        5,196
  1.500%, 02/28/05                    1,685        1,682
  1.625%, 04/30/05                    1,360        1,357
  4.375%, 08/15/12                       50           52

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  October 31, 2004  (Amounts in thousands, except shares)

CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND -- CONCLUDED

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
<->U.S. TREASURY NOTES--CONTINUED
  1.875%, 07/15/13                   $3,355      $ 3,563
  4.250%, 08/15/14                    1,030        1,048
                                                 -------
                                                  15,573
                                                 -------
Total U.S. Treasury Obligations
  (Cost $19,491)                                  19,654
                                                 -------
REPURCHASE AGREEMENT (4.1%)
  Lehman Brothers, 1.745%, dated
    10/29/04, to be repurchased on
    11/01/04, repurchase price
    $1,474,470 (collateralized by
    U.S. Government Agencies;
    total market value $1,506,059)    1,474        1,474
                                                 -------
Total Repurchase Agreement (Cost
  $1,474)                                          1,474
                                                 -------
Total Investments (Cost $35,770)
  (a) -- 101.5%                                   36,401
Liabilities in excess of other
  assets -- (1.5)%                                  (550)
                                                 -------
Net Assets -- 100.0%                             $35,851
                                                 =======

     See notes to schedules of portfolio investments and notes to financial statements.
 23

SEIX INSTITUTIONAL HIGH YIELD FUND

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
CORPORATE BONDS (95.8%)
AEROSPACE/DEFENSE (0.5%)
  L-3 Communications Corp.,
    7.625%, 06/15/12,
    Callable 06/15/07 @
    103.81                     $  6,333     $    6,998
  L-3 Communications Corp.,
    Ser B, 8.000%, 08/01/08,
    Callable 12/13/04 @
    102.67                        1,176          1,211
                                            ----------
                                                 8,209
                                            ----------
AGRICULTURE (0.6%)
  Gold Kist, Inc., 10.250%,
    03/15/14, Callable
    03/15/09 @ 105.12 (c)         3,557          3,922
  Seminis, Inc., 10.250%,
    10/01/13, Callable
    10/01/08 @ 105.13             5,315          5,952
                                            ----------
                                                 9,874
                                            ----------
APPAREL (0.1%)
  William Carter Co. (The),
    Ser B, 10.875%, 08/15/11,
    Callable 08/15/06 @
    105.44                        1,049          1,175
                                            ----------
AUTO MANUFACTURERS (0.1%)
  Navistar International
    Corp., 7.500%, 06/15/11,
    Callable 06/15/08 @
    103.75                        1,256          1,356
                                            ----------
BEVERAGES (0.4%)
  Constellation Brands, Inc.,
    8.625%, 08/01/06              4,315          4,676
  Constellation Brands, Inc.,
    Ser B, 8.125%, 01/15/12,
    Callable 01/15/07 @
    104.06                        1,356          1,485
                                            ----------
                                                 6,161
                                            ----------

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
BIOTECHNOLOGY (0.0%)
  Bio-Rad Laboratories, Inc.,
    7.500%, 08/15/13,
    Callable 08/15/08 @
    103.75                     $    500     $      541
                                            ----------
BUILDING MATERIALS (1.1%)
  Ainsworth Lumber, 5.669%,
    10/01/10, Callable
    10/01/06 @ 102.00 (b) (c)     1,835          1,853
  Ainsworth Lumber, 7.250%,
    10/01/12, Callable
    10/01/08 @ 103.63 (c)         3,650          3,696
  American Standard, Inc.,
    7.375%, 02/01/08              2,675          2,956
  Building Materials Corp.,
    7.750%, 08/01/14,
    Callable 08/01/09 @
    103.88 (c)                    2,090          2,074
  Ply Gem Industries, Inc.,
    9.000%, 02/15/12,
    Callable 02/15/08 @
    104.50 (c)                    1,340          1,337
  THL Buildco, Inc., 8.500%,
    09/01/14, Callable
    09/01/09 @ 104.25 (c)         4,295          4,553
  US Concrete, Inc., 8.375%,
    04/01/14, Callable
    04/01/09 @ 104.88             2,810          3,003
                                            ----------
                                                19,472
                                            ----------
CHEMICALS (2.4%)
  Acetex Corp., 10.875%,
    08/01/09, Callable
    08/01/05 @ 105.44             1,991          2,190
  Airgas, Inc., 6.250%,
    07/15/14, Callable
    07/15/09 @ 103.13             1,380          1,394
  ARCO Chemical Co., 10.250%,
    11/01/10                      4,425          4,956

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  October 31, 2004  (Amounts in thousands, except shares)

SEIX INSTITUTIONAL HIGH YIELD FUND -- CONTINUED

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
<->CHEMICALS--CONTINUED
  FMC Corp., 10.250%,
    11/01/09, Callable
    11/01/06 @ 105.13          $  8,872     $   10,291
  FMC Corp., Ser A, 7.000%,
    05/15/08                        997          1,047
  Huntsman LLC, 11.625%,
    10/15/10, Callable
    10/15/07 @ 105.81             5,036          5,936
  Lyondell Chemical Co.,
    11.125%, 07/15/12,
    Callable 07/15/07 @105.56     4,156          4,899
  MacDermid, Inc., 9.125%,
    07/15/11, Callable
    07/15/06 @ 104.56             3,785          4,230
  Nalco Co., 7.750%,
    11/15/11, Callable
    11/15/07 @ 103.88             5,470          5,921
                                            ----------
                                                40,864
                                            ----------
COAL (0.8%)
  Foundation PA Coal Co.,
    7.250%, 08/01/14,
    Callable 08/01/09 @
    103.63 (c)                      913            976
  Luscar Coal Ltd, 9.750%,
    10/15/11, Callable
    10/15/06 @ 104.88             3,662          4,175
  Massey Energy Co., 6.625%,
    11/15/10, Callable
    11/15/07 @ 103.31             2,835          2,955
  Peabody Energy Corp.,
    5.875%, 04/15/16,
    Callable 04/15/09 @
    102.94                        1,775          1,811
  Peabody Energy Corp., Ser
    B, 6.875%, 03/15/13,
    Callable 03/15/08 @
    103.44                        3,389          3,719
                                            ----------
                                                13,636
                                            ----------

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
COMMERCIAL SERVICES (3.4%)
  Alderwoods Group, Inc.,
    7.750%, 09/15/12,
    Callable 09/15/08 @
    103.38 (c)                 $  2,295     $    2,479
  Corrections Corp. of
    America, 9.875%,
    05/01/09, Callable
    05/01/06 @ 104.94             5,121          5,761
  Corrections Corp. of
    America, 7.500%,
    05/01/11, Callable
    05/01/07 @ 103.75             7,735          8,363
  Geo Group, Inc., 8.250%,
    07/15/13, Callable
    07/15/08 @ 104.13             3,495          3,670
  Rent-A-Center, Ser B,
    7.500%, 05/01/10,
    Callable 05/01/06 @
    103.75                        6,482          6,717
  Service Corp.
    International, 7.200%,
    06/01/06                      3,872          4,046
  Service Corp.
    International, 6.875%,
    10/01/07                      3,040          3,215
  Service Corp.
    International, 6.500%,
    03/15/08                        680            714
  Service Corp.
    International, 7.700%,
    04/15/09                     11,213         12,306
  Service Corp.
    International, 7.875%,
    02/01/13                         63             69
  Stewart Enterprises,
    10.750%, 07/01/08,
    Callable 07/01/05 @
    105.38                       10,494         11,543
                                            ----------
                                                58,883
                                            ----------

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
COMPUTERS (1.1%)
  Seagate Technology HDD
    Holdings, 8.000%,
    05/15/09, Callable
    05/15/06 @ 104.00          $  3,639     $    3,935
  Unisys Corp., 8.125%,
    06/01/06                      3,917          4,162
  Unisys Corp., 6.875%,
    03/15/10                      9,218          9,863
                                            ----------
                                                17,960
                                            ----------
COSMETICS/PERSONAL CARE (0.2%)
  Elizabeth Arden, Inc.,
    7.750%, 01/15/14,
    Callable 01/15/09 @
    103.88                        3,440          3,668
                                            ----------
DIVERSIFIED FINANCIAL SERVICES (0.8%)
  Borden U.S. Financial/Nova
    Scotia, 9.000%, 07/15/14,
    Callable 07/15/09 @
    104.50 (c)                    3,480          3,806
  Consolidated Communication
    Holdings, 9.750%,
    04/01/12, Callable
    04/01/08 @ 104.88 (c)         2,015          2,086
  Jostens IH Corp., 7.625%,
    10/01/12, Callable
    10/01/08 @ 103.81 (c)         4,260          4,409
  UGS Corp., 10.000%,
    06/01/12, Callable
    06/01/08 @ 105.00 (c)         3,708          4,153
                                            ----------
                                                14,454
                                            ----------

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
DIVERSIFIED OPERATIONS (0.2%)
  Leucadia National Corp.,
    7.000%, 08/15/13           $  2,450     $    2,499
  Leucadia National Corp.,
    8.650%, 01/15/27,
    Callable 01/15/07 @
    104.28                        1,450          1,494
                                            ----------
                                                 3,993
                                            ----------
ELECTRIC (10.2%)
  AES Corp. (The), 9.375%,
    09/15/10                        700            819
  AES Corp. (The), 8.750%,
    05/15/13, Callable
    05/15/08 @ 104.38 (c)        17,847         20,613
  Aquila, Inc., 7.950%,
    02/01/11                        960          1,080
  Aquila, Inc., 11.875%,
    07/01/12                      2,860          3,918
  BRL Universal Equipment LP,
    8.875%, 02/15/08,
    Callable 02/15/05 @
    104.44                        8,264          8,719
  Edison Mission Energy,
    10.000%, 08/15/08               490            572
  Edison Mission Energy,
    9.875%, 04/15/11             12,225         14,456
  FirstEnergy Corp, Ser B,
    6.450%, 11/15/11             15,945         17,471
  FPL Energy Wind Funding,
    6.876%, 06/27/17 (c)          3,453          3,565
  General Cable Corp.,
    9.500%, 11/15/10,
    Callable 11/15/07 @
    104.75                        6,448          7,286
  Homer City Funding LLC,
    8.137%, 10/01/19              2,671          2,991
  Homer City Funding LLC,
    8.734%, 10/01/26              3,621          4,074

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  October 31, 2004  (Amounts in thousands, except shares)

SEIX INSTITUTIONAL HIGH YIELD FUND -- CONTINUED

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
<->ELECTRIC--CONTINUED
  Kansas Gas & Electric Co.,
    8.290%, 03/29/16,
    Callable 12/17/04 @
    103.32                     $  1,100     $    1,136
  Legrand Holding S.A.,
    8.500%, 02/15/25                535            614
  Legrand Holding SA,
    10.500%, 02/15/13,
    Callable 02/15/08 @
    105.25                        3,485          4,077
  Midwest Generation LLC,
    8.750%, 05/01/34,
    Callable 05/01/09 @
    104.38                          601            681
  Midwest Generation LLC, Ser
    A, 8.300%, 07/02/09           2,475          2,667
  Midwest Generation LLC, Ser
    B, 8.560%, 01/02/16          10,800         11,880
  MSW Energy Holdings/
    Finance, 8.500%,
    09/01/10, Callable
    09/01/07 @ 104.25             4,290          4,698
  MSW Energy Holdings/
    Finance, Ser B, 7.375%,
    09/01/10, Callable
    09/01/07 @ 103.69             6,326          6,642
  NRG Energy, Inc., 8.000%,
    12/15/13, Callable
    12/15/08 @ 104.00 (c)        10,208         11,242
  PSEG Energy Holdings,
    7.750%, 04/16/07              6,498          6,953
  PSEG Energy Holdings,
    8.625%, 02/15/08             18,685         20,646
  PSEG Energy Holdings,
    10.000%, 10/01/09             4,646          5,598

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
<->ELECTRIC--CONTINUED
  Sithe/Independence Funding
    Corp., Ser A, 8.500%,
    06/30/07                   $  2,052     $    2,180
  Sithe/Independence Funding
    Corp., Ser A, 9.000%,
    12/30/13                      6,600          7,514
                                            ----------
                                               172,092
                                            ----------
ELECTRONICS (1.0%)
  Celestica, Inc., 7.875%,
    07/01/11, Callable
    07/01/08 @ 103.94             1,903          2,036
  Sanmina-SCI Corp., 3.000%,
    03/15/07, Callable
    12/10/04 @ 101.29             1,235          1,193
  Sanmina-SCI Corp., 10.375%,
    01/15/10, Callable
    01/15/07 @ 105.19            11,866         13,913
                                            ----------
                                                17,142
                                            ----------
ENERGY -- ALTERNATIVE SERVICES (0.7%)
  AES Ironwood LLC, 8.857%,
    11/30/25                        963          1,069
  AES Red Oak LLC, Ser A,
    8.540%, 11/30/19              1,612          1,781
  AES Red Oak LLC, Ser B,
    9.200%, 11/30/29              2,200          2,497
  Salton Sea Funding Corp.,
    Ser C, 7.840%, 05/30/10       4,953          5,370
  Salton Sea Funding Corp.,
    Ser F, 7.475%, 11/30/18       1,259          1,366
                                            ----------
                                                12,083
                                            ----------
ENTERTAINMENT (3.0%)
  Alliance Atlantis
    Communications, 13.000%,
    12/15/09, Callable
    12/15/04 @ 106.50             7,668          8,243

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
<->ENTERTAINMENT--CONTINUED
  Argosy Gaming Co., 9.000%,
    09/01/11, Callable
    09/01/06 @ 104.50          $  8,116     $    9,150
  Argosy Gaming Co., 7.000%,
    01/15/14, Callable
    01/15/09 @ 103.5              6,175          6,576
  Capitol Records, Inc.,
    8.375%, 05/15/09 (c)          5,623          6,270
  Choctaw Resort Development
    Entertainment, 9.250%,
    04/01/09, Callable
    04/01/05 @ 104.63             5,425          5,818
  Choctaw Resort Development
    Entertainment, 7.250%,
    11/15/19, Callable
    11/15/11 @ 103.63 (c)         1,315          1,343
  Intrawest Corp., 7.500%,
    10/15/13, Callable
    10/15/08 @ 103.75 (c)         1,835          1,963
  Isle of Capri Casinos,
    Inc., 9.000%, 03/15/12,
    Callable 03/15/07 @
    104.50                        2,705          3,030
  Penn National Gaming, Inc.,
    8.875%, 03/15/10,
    Callable 03/15/06 @
    104.44                        2,025          2,233
  Penn National Gaming, Inc.,
    Ser B, 11.125%, 03/01/08,
    Callable 03/01/05 @
    105.56                        3,195          3,455
  Warner Music Group, 7.375%,
    04/15/14, Callable
    04/15/09 @ 103.69 (c)         2,942          3,023
                                            ----------
                                                51,104
                                            ----------

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
ENVIRONMENT CONTROL (0.9%)
  Allied Waste North America,
    Inc., Ser B, 8.500%,
    12/01/08                   $ 10,882     $   11,426
  Allied Waste North America,
    Inc., Ser B, 9.250%,
    09/01/12, Callable
    09/01/07 @ 104.63               600            648
  Casella Waste Systems,
    9.750%, 02/01/13,
    Callable 02/01/08 @
    104.88                        2,675          2,943
                                            ----------
                                                15,017
                                            ----------
FOOD (2.1%)
  B&G Foods Holding Corp.,
    8.000%, 10/01/11,
    Callable 10/01/08 @
    104.00                        1,730          1,825
  Dean Foods Co., 8.150%,
    08/01/07                     13,292         14,422
  Del Monte Corp., 8.625%,
    12/15/12, Callable
    12/15/07 @ 104.31             1,097          1,237
  Smithfield Foods, Inc., Ser
    B, 8.000%, 10/15/09           3,957          4,392
  Smithfield Foods, Inc., Ser
    B, 7.750%, 05/15/13           5,015          5,542
  Stater Brothers Holdings,
    Inc., 5.380%,
    06/15/10 (b)                  2,159          2,191
  Stater Brothers Holdings,
    Inc., 8.125%, 06/15/12,
    Callable 06/15/08 @
    104.06                        1,742          1,847

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  October 31, 2004  (Amounts in thousands, except shares)

SEIX INSTITUTIONAL HIGH YIELD FUND -- CONTINUED

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
<->FOOD--CONTINUED
  Swift & Co., 12.500%,
    01/01/10, Callable
    10/01/06 @ 106.25          $    955     $    1,062
  United Agricultural
    Products, 8.250%,
    12/15/11, Callable
    12/15/07 @ 104.13 (c)         3,435          3,710
                                            ----------
                                                36,228
                                            ----------
FOREST PRODUCTS & PAPER (3.9%)
  Appleton Papers, Inc.,
    8.125%, 06/15/11,
    Callable 06/15/08 @
    104.06                        2,601          2,738
  Appleton Papers, Inc., Ser
    B, 9.750%, 06/15/14,
    Callable 06/15/09 @
    104.88                        1,509          1,577
  Boise Cascade LLC, 5.005%,
    10/15/12, Callable
    12/09/04 @ 103.00 (b) (c)     8,132          8,315
  Boise Cascade LLC, 7.125%,
    10/15/14, Callable
    10/15/09 @ 103.56 (c)         2,600          2,714
  Cascades, Inc., 7.250%,
    02/15/13, Callable
    02/15/08 @ 103.63             9,801         10,584
  Georgia Pacific Corp.,
    7.375%, 07/15/08              8,222          9,044
  Georgia Pacific Corp.,
    8.875%, 02/01/10              7,457          8,781
  Georgia Pacific Corp.,
    8.125%, 05/15/11              6,677          7,795
  Georgia Pacific Corp.,
    9.500%, 12/01/11              2,150          2,677

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
<->FOREST PRODUCTS &
PAPER--CONTINUED
  Georgia Pacific Corp.,
    8.875%, 05/15/31           $  7,814     $    9,631
  Millar Western Forest
    Products Ltd., 7.750%,
    11/15/13, Callable
    11/15/08 @ 103.88             3,225          3,443
                                            ----------
                                                67,299
                                            ----------
HEALTHCARE -- PRODUCTS (1.0%)
  Dade Behring, Inc.,
    11.910%, 10/03/10,
    Callable 10/03/05 @
    105.95                        5,527          6,259
  Kinetic Concepts, Inc.,
    7.375%, 05/15/13,
    Callable 05/15/08 @
    103.69                        2,241          2,353
  Sybron Dental Specialties,
    Inc., 8.125%, 06/15/12,
    Callable 06/15/07 @
    104.06                        2,542          2,771
  Universal Hospital
    Services, Inc., 10.125%,
    11/01/11, Callable
    11/01/07 @ 105.06             5,245          5,350
                                            ----------
                                                16,733
                                            ----------
HEALTHCARE -- SERVICES (3.7%)
  Coventry Health Care, Inc.,
    8.125%, 02/15/12,
    Callable 02/15/07 @
    104.06                        5,418          5,851
  HCA, Inc., 8.750%, 09/01/10     6,578          7,585
  HCA, Inc., 7.875%, 02/01/11     1,862          2,061
  HCA, Inc., 6.950%, 05/01/12     6,870          7,244
  HCA, Inc., 6.300%, 10/01/12     2,468          2,498
  HCA, Inc., 7.500%, 11/06/33     1,525          1,527
  HCA, Inc., 7.500%, 11/15/95     6,951          6,484
  Iasis Healthcare Corp.,
    8.750%, 06/15/14,
    Callable 06/15/09 @
    104.38 (c)                    4,533          4,873

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
<->HEALTHCARE -- SERVICES--CONTINUED
  Mariner Health Care, Inc.,
    8.250%, 12/15/13,
    Callable 12/15/08 @
    104.12 (c)                 $  2,860     $    3,246
  Pacificare Health Systems,
    10.750%, 06/01/09,
    Callable 06/01/06 @
    105.38                        4,687          5,402
  Select Medical Corp.,
    9.500%, 06/15/09,
    Callable 06/15/05 @
    104.75                          683            739
  Select Medical Corp.,
    7.500%, 08/01/13,
    Callable 08/01/08 @
    103.75                        1,042          1,196
  Triad Hospitals, Inc.,
    7.000%, 05/15/12,
    Callable 05/15/08 @
    103.50                       13,195         14,119
  Triad Hospitals, Inc.,
    7.000%, 11/15/13,
    Callable 11/15/08 @
    103.50                            2              2
                                            ----------
                                                62,827
                                            ----------
HOME BUILDERS (0.7%)
  K Hovnanian Enterprises,
    Inc., 8.000%, 04/01/12,
    Callable 04/01/07 @
    104.00                        1,825          2,026
  K Hovnanian Enterprises,
    Inc., 6.375%, 12/15/14        1,000          1,013
  Meritage Homes Corp.,
    9.750%, 06/01/11,
    Callable 06/01/06 @
    104.88                        3,255          3,628
  Ryland Group, Inc., 9.750%,
    09/01/10, Callable
    09/01/05 @ 104.88             2,653          2,912
  Standard Pacific Corp.,
    6.500%, 10/01/08              1,588          1,663
  Standard Pacific Corp.,
    6.875%, 05/15/11              1,340          1,414
                                            ----------
                                                12,656
                                            ----------

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES (0.1%)
  Scotts Co., 6.625%,
    11/15/13, Callable
    11/15/08 @ 103.31          $  1,737     $    1,833
                                            ----------
INSURANCE (1.1%)
  AFC Capital Trust I, Ser B,
    8.207%, 02/03/27              3,797          3,915
  Allmerica Financial Corp.,
    7.625%, 10/15/25              1,525          1,560
  Crum & Forster Holdings
    Corp., 10.375%, 06/15/13,
    Callable 06/15/08 @
    105.19                          524            561
  Fairfax Financial Holdings
    Ltd., 7.750%, 04/26/12          550            535
  Fairfax Financial Holdings
    Ltd., 7.375%, 04/15/18        5,061          4,465
  Fairfax Financial Holdings
    Ltd., 7.750%, 07/15/37        4,350          3,654
  Markel Capital Trust I, Ser
    B, 8.710%, 01/01/46,
    Callable 01/01/07 @
    104.36                        4,000          4,217
                                            ----------
                                                18,907
                                            ----------
LEISURE TIME (0.1%)
  K2, Inc., 7.375%, 07/01/14,
    Callable 07/01/09 @
    103.69 (c)                    2,090          2,278
                                            ----------
LODGING (6.2%)
  Ameristar Casinos, Inc.,
    10.750%, 02/15/09,
    Callable 02/15/06 @
    105.38                        5,731          6,533
  Boyd Gaming Corp., 7.750%,
    12/15/12, Callable
    12/15/07 @ 103.88             2,050          2,260
  Boyd Gaming Corp., 6.750%,
    04/15/14, Callable
    04/15/09 @ 103.38             4,860          5,097
  Caesars Entertainment,
    7.500%, 09/01/09              5,887          6,652

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  October 31, 2004  (Amounts in thousands, except shares)

SEIX INSTITUTIONAL HIGH YIELD FUND -- CONTINUED

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
<->LODGING--CONTINUED
  Chumash Casino & Resort
    Enterprise, 9.000%,
    07/15/10, Callable
    07/15/06 @ 104.50 (c)      $  3,058     $    3,417
  Hilton Hotels Corp, 8.250%,
    02/15/11                      5,079          6,055
  Kerzner International Ltd,
    8.875%, 08/15/11,
    Callable 08/15/06 @
    104.44                        1,546          1,704
  Mandalay Resort Group,
    9.500%, 08/01/08              4,018          4,626
  Mandalay Resort Group, Ser
    B, 10.250%, 08/01/07         20,936         23,867
  MGM Mirage, Inc., 9.750%,
    06/01/07                      6,920          7,785
  MGM Mirage, Inc., 6.000%,
    10/01/09                      1,625          1,682
  MGM Mirage, Inc., 8.500%,
    09/15/10                     18,079         20,791
  Station Casinos, Inc.,
    6.000%, 04/01/12,
    Callable 04/01/08 @
    102.25                        4,990          5,215
  Station Casinos, Inc.,
    6.500%, 02/01/14,
    Callable 02/01/09 @
    102.44                        5,624          5,933
  Venetian Casino Resort LLC,
    11.000%, 06/15/10,
    Callable 06/15/06 @
    105.50                        3,775          4,337
                                            ----------
                                               105,954
                                            ----------
MACHINERY -- DIVERSIFIED (0.3%)
  Dresser-Rand Group, Inc.,
    7.375%, 11/01/14,
    Callable 11/01/09 @
    103.69 (c)                    1,800          1,886
  NMGH Holding Co., 10.000%,
    05/15/09, Callable
    05/15/06 @ 105.00             2,630          2,909
                                            ----------
                                                 4,795
                                            ----------

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
MEDIA (14.0%)
  CanWest Media, Inc., Ser B,
    7.625%, 04/15/13,
    Callable 04/15/08 @
    103.81                     $  8,367     $    9,099
  CORUS Entertainment, Inc.,
    8.750%, 03/01/12,
    Callable 03/01/07 @
    104.38                        3,286          3,664
  CSC Holdings, Inc., 7.250%,
    07/15/08                      5,045          5,354
  CSC Holdings, Inc.,
    10.500%, 05/15/16,
    Callable 05/15/06 @
    105.25                        5,370          6,135
  Dex Media East Finance,
    9.875%, 11/15/09,
    Callable 11/15/06 @
    104.94                        9,233         10,618
  Dex Media West Finance, Ser
    B, 8.500%, 08/15/10,
    Callable 08/15/07 @
    104.25                        2,505          2,856
  Dex Media West Finance, Ser
    B, 9.875%, 08/15/13,
    Callable 08/15/08 @
    104.94                       10,417         12,318
  Dex Media, Inc., 9.000%,
    11/15/13, Callable
    11/15/08 @ 104.50 (e)         2,870          2,181
  Dex Media, Inc., 9.000%,
    11/15/13, Callable
    11/15/08 @ 104.50 (e)         1,145            870

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
<->MEDIA--CONTINUED
  Directv Holdings, 8.375%,
    03/15/13, Callable
    03/15/08 @ 104.19          $ 30,442     $   34,705
  EchoStar DBS Corp., 5.256%,
    10/01/08, Callable Call
    10/01/05 @ 102.00 (b)         4,830          5,023
  EchoStar DBS Corp., 5.750%,
    10/01/08                     10,971         11,218
  EchoStar DBS Corp., 9.125%,
    01/15/09, Callable
    01/15/06 @ 104.56            10,489         11,695
  EchoStar DBS Corp., 6.375%,
    10/01/11                      8,215          8,513
  EchoStar DBS Corp., 6.625%,
    10/01/14 (c)                  6,545          6,692
  Emmis Operating Co.,
    6.875%, 05/15/12,
    Callable 05/15/08 @
    103.44                        4,141          4,348
  Entravision Communications
    Corp., 8.125%, 03/15/09,
    Callable 03/15/06 @
    104.06                        1,464          1,570
  Gray Television, Inc.,
    9.250%, 12/15/11,
    Callable 12/15/06 @
    104.62                        3,435          3,869
  Hollinger Participation
    Trust, 12.125%,
    11/15/10 (c)                  8,374         10,216
  Kabel Deutschland GMBH,
    10.625%, 07/01/14,
    Callable 07/01/09 @
    105.31 (c)                    8,400          9,408
  MediaNews Group, Inc.,
    6.875%, 10/01/13,
    Callable 10/01/08 @
    103.44                        3,336          3,461

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
<->MEDIA--CONTINUED
  Morris Publishing Group,
    7.000%, 08/01/13,
    Callable 08/01/08 @
    103.50                     $  4,200     $    4,284
  Quebecor Media, Inc.,
    11.125%, 07/15/11,
    Callable 07/15/06 @
    105.56                          885          1,024
  Radio One, Inc., Ser B,
    8.875%, 07/01/11,
    Callable 07/01/06 @
    104.44                        7,725          8,536
  Readers Digest Association,
    Inc., 6.500%, 03/01/11,
    Callable 03/01/08 @
    103.25                        6,136          6,366
  RH Donnelley Finance Corp.,
    8.875%, 12/15/10,
    Callable 12/15/06 @
    104.44                        1,350          1,532
  RH Donnelley Finance Corp.,
    10.875%, 12/15/12,
    Callable 12/15/07 @
    105.44                        3,475          4,248
  RH Donnelley Finance Corp.,
    10.875%, 12/15/12,
    Callable 12/15/07 @
    105.44                       15,156         18,529
  Rogers Cablesystem Ltd.,
    11.000%, 12/01/15,
    Callable 12/01/05 @
    105.50                          670            757
  Shaw Communications, Inc.,
    8.250%, 04/11/10             11,206         12,859
  Shaw Communications, Inc.,
    7.250%, 04/06/11                210            231
  Shaw Communications, Inc.,
    7.200%, 12/15/11              2,865          3,152
  Sinclair Broadcast Group,
    Inc., 8.750%, 12/15/11,
    Callable 12/15/06 @
    104.38                        7,843          8,549

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  October 31, 2004  (Amounts in thousands, except shares)

SEIX INSTITUTIONAL HIGH YIELD FUND -- CONTINUED

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
<->MEDIA--CONTINUED
  Susquehanna Media Co.,
    7.375%, 04/15/13,
    Callable 04/15/08 @
    103.69                     $  2,355     $    2,490
  Videotron Ltee, 6.875%,
    01/15/14, Callable
    01/15/09 @ 103.44               880            924
                                            ----------
                                               237,294
                                            ----------
MINING (0.1%)
  Century Aluminum Co.,
    7.500%, 08/15/14,
    Callable 08/15/09 @
    103.75 (c)                    1,690          1,791
                                            ----------
MISCELLANEOUS MANUFACTURER (0.3%)
  Koppers, Inc., 9.875%,
    10/15/13, Callable
    10/15/08 @ 104.94             1,881          2,126
  SPX Corp., 6.250%, 06/15/11     2,065          2,106
  SPX Corp., 7.500%,
    01/01/13, Callable
    01/01/08 @ 103.75               496            531
                                            ----------
                                                 4,763
                                            ----------
OFFICE / BUSINESS EQUIPMENT (1.1%)
  Xerox Capital Trust I,
    9.750%, 01/15/09             10,449         12,251
  Xerox Capital Trust I,
    8.000%, 02/01/27,
    Callable 02/01/07 @
    102.45                        6,920          6,920
                                            ----------
                                                19,171
                                            ----------
OIL & GAS (8.1%)
  AmeriGas Partners/Eagle
    Finance, Ser B, 8.875%,
    05/20/11, Callable
    05/20/06 @ 104.44             4,782          5,236
  AmeriGas Partners/Eagle
    Finance, Ser D, 10.000%,
    04/15/06                      1,030          1,118

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
<->OIL & GAS--CONTINUED
  Chesapeake Energy Corp.,
    8.375%, 11/01/08,
    Callable 11/01/05 @
    104.19                     $  2,363     $    2,576
  Chesapeake Energy Corp.,
    9.000%, 08/15/12,
    Callable 08/15/07 @
    104.50                        5,428          6,256
  Chesapeake Energy Corp.,
    7.500%, 09/15/13,
    Callable 09/15/08 @
    103.75                       12,757         14,223
  Chesapeake Energy Corp.,
    7.500%, 06/15/14,
    Callable 06/15/09 @
    103.75                          139            155
  Chesapeake Energy Corp.,
    7.750%, 01/15/15,
    Callable 01/15/08 @
    103.88                        3,840          4,262
  Chesapeake Energy Corp.,
    6.875%, 01/15/16,
    Callable 01/15/09 @
    103.44                        3,638          3,893
  Citgo Petroleum Corp,
    6.000%, 10/15/11,
    Callable 10/15/08 @
    103.00 (c)                    3,240          3,297
  CITGO Petroleum Corp.,
    7.875%, 05/15/06                615            653
  Encore Acquisition Co.,
    8.375%, 06/15/12,
    Callable 06/15/07 @
    104.19                        1,837          2,039
  Encore Acquisition Co.,
    6.250%, 04/15/14,
    Callable 04/15/09 @
    103.13                        1,360          1,394
  Enterprise Products
    Operations, Inc., 5.600%,
    10/15/14 (c)                 15,705         16,003
  Evergreen Resources, Inc.,
    5.875%, 03/15/12,
    Callable 03/15/08 @
    102.94                        2,750          2,833

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
<->OIL & GAS--CONTINUED
  EXCO Resources, Inc.,
    7.250%, 01/15/11,
    Callable 01/15/07 @
    105.44                     $  7,213     $    7,808
  FerrellGas Partners, LP,
    8.750%, 06/15/12,
    Callable 06/15/07 @
    104.38                        6,054          6,584
  FerrellGas Partners, LP,
    6.750%, 05/01/14,
    Callable 05/01/09 @
    103.38                        2,681          2,775
  Forest Oil Corp., 8.000%,
    06/15/08                      7,334          8,141
  Forest Oil Corp., 8.000%,
    12/15/11                      4,648          5,299
  Frontier Oil Corp., 6.625%,
    10/01/11, Callable
    10/01/07 @ 103.31 (c)         1,020          1,056
  Premcor Refining Group,
    Inc., 9.250%, 02/01/10,
    Callable 02/01/07 @
    104.63                        6,667          7,584
  Premcor Refining Group,
    Inc., 6.750%, 02/01/11        5,592          6,053
  Premcor Refining Group,
    Inc., 6.125%, 05/01/11        2,576          2,718
  Premcor Refining Group,
    Inc., 7.750%, 02/01/12,
    Callable 02/01/08 @103.88     5,250          5,814
  Premcor Refining Group,
    Inc., 9.500%, 02/01/13,
    Callable 02/01/08 @
    104.75                        1,123          1,325
  Swift Energy Co., 7.625%,
    07/15/11, Callable
    07/15/08 @ 103.81             3,415          3,705
  Swift Energy Co., 9.375%,
    05/01/12, Callable
    05/01/07 @ 104.69             2,686          3,035

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
<->OIL & GAS--CONTINUED
  Western Oil Sands, Inc.,
    8.375%, 05/01/12           $  8,119     $    9,468
  XTO Energy, Inc., 5.000%,
    01/01/49 (c)                  3,325          3,336
                                            ----------
                                               138,639
                                            ----------
OTHER ABS (0.1%)
  Canada, Inc., 8.000%,
    09/15/12, Callable
    09/15/11 @ 100 (c)            2,220          2,325
                                            ----------
PACKAGING & CONTAINERS (4.5%)
  Ball Corp., 7.750%,
    08/01/06                        250            268
  Ball Corp., 6.875%,
    12/15/12, Callable
    12/15/07 @ 103.44             5,515          6,011
  Berry Plastics, 10.750%,
    07/15/12, Callable
    07/15/07 @ 105.38             2,125          2,444
  CROWN EURO Holdings SA,
    9.500%, 03/01/11,
    Callable 03/01/07 @
    104.75                        7,620          8,687
  CROWN EURO Holdings SA,
    10.875%, 03/01/13,
    Callable 03/01/08 @
    105.44                        5,986          7,108
  Graphic Packaging
    International, 9.500%,
    08/15/13, Callable
    08/15/08 @ 104.75             3,430          3,953
  Jefferson Smurfit Corp.,
    8.250%, 10/01/12,
    Callable 10/01/07 @
    104.12                        5,760          6,394
  Jefferson Smurfit Corp.,
    7.500%, 06/01/13,
    Callable 06/01/08 @
    103.75                        8,345          9,096
  Owens-Brockway Glass
    Container, 8.875%,
    02/15/09, Callable
    02/15/06 @ 104.44             5,655          6,206

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  October 31, 2004  (Amounts in thousands, except shares)

SEIX INSTITUTIONAL HIGH YIELD FUND -- CONTINUED

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
<->PACKAGING &
CONTAINERS--CONTINUED
  Owens-Brockway Glass
    Container, 7.750%,
    05/15/11, Callable
    05/15/07 @ 103.88          $  1,905     $    2,072
  Owens-Brockway Glass
    Container, 8.750%,
    11/15/12, Callable
    11/15/07 @ 104.38             8,880         10,012
  Plastipak Holdings, Inc.,
    10.750%, 09/01/11,
    Callable 09/01/06 @
    105.38                        1,440          1,613
  Silgan Holdings, Inc.,
    6.750%, 11/15/13,
    Callable 11/15/08 @
    103.38                        4,637          4,776
  Stone Container Corp.,
    9.250%, 02/01/08              2,740          3,083
  Stone Container Corp.,
    9.750%, 02/01/11,
    Callable 02/01/06 @
    104.88                        1,800          2,007
  Stone Container Corp.,
    8.375%, 07/01/12,
    Callable 07/01/07 @
    104.19                        2,309          2,551
                                            ----------
                                                76,281
                                            ----------
PIPELINES (2.9%)
  Dynegy Holdings, Inc.,
    10.125%, 07/15/13,
    Callable 07/15/08 @
    105.06 (c)                    9,190         10,706
  MarkWest Energy Partners,
    6.875%, 11/01/14 (c)          2,005          2,045
  Transcontinental Gas Pipe
    Line Corp., Ser B,
    8.875%, 07/15/12              1,015          1,254
  TransMontaigne, Inc.,
    9.125%, 06/01/10,
    Callable 06/01/07 @
    104.56                        1,698          1,889

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
<->PIPELINES--CONTINUED
  Williams Cos., Inc.,
    7.125%, 09/01/11           $ 18,100     $   20,272
  Williams Cos., Inc.,
    8.125%, 03/15/12 (b)          8,130          9,553
  Williams Cos., Inc.,
    8.750%, 03/15/32              2,595          2,945
                                            ----------
                                                48,664
                                            ----------
REAL ESTATE (1.2%)
  CB Richard Ellis Services,
    9.750%, 05/15/10,
    Callable 05/15/07 @
    104.88                        2,451          2,794
  CB Richard Ellis Services,
    11.250%, 06/15/11,
    Callable 06/15/06 @
    105.63                        2,755          3,223
  LNR Property Corp., 7.625%,
    07/15/13, Callable
    07/15/08 @ 103.81             6,460          7,203
  LNR Property Corp., Ser A,
    7.250%, 10/15/13,
    Callable 10/15/08 @
    103.63                        7,340          8,074
                                            ----------
                                                21,294
                                            ----------
REITS (2.5%)
  Health Care, Inc., (REIT),
    6.000%, 11/15/13              4,765          4,929
  Host Marriott LP (REIT),
    7.125%, 11/01/13,
    Callable 11/01/08 @
    103.56                        3,455          3,731
  Host Marriott LP (REIT),
    Ser G, 9.250%, 10/01/07       2,398          2,698
  Host Marriott LP (REIT),
    Ser I, 9.500%, 01/15/07       2,825          3,136
  iStar Financial, Inc.
    (REIT), 7.000%, 03/15/08      5,870          6,409
  iStar Financial, Inc.
    (REIT), 8.750%, 08/15/08      5,647          6,552

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
<->REITS--CONTINUED
  iStar Financial, Inc.
    (REIT), 6.000%, 12/15/10   $  3,645     $    3,867
  Omega Healthcare Investors,
    Inc. (REIT), 7.000%,
    04/01/14, Callable
    04/01/09 @ 103.50 (c)         2,015          2,065
  Omega Healthcare Investors,
    Inc. (REIT), 7.000%,
    04/01/14                      3,700          3,783
  Ventas Realty LP (REIT),
    8.750%, 05/01/09              2,530          2,859
  Ventas Realty LP (REIT),
    6.625%, 10/15/14,
    Callable 10/15/09 @
    103.31 (c)                    2,910          2,968
                                            ----------
                                                42,997
                                            ----------
RETAIL (2.6%)
  AutoNation, Inc., 9.000%,
    08/01/08                      4,331          4,981
  Couche-Tard US/Finance,
    7.500%, 12/15/13,
    Callable 12/15/08 @
    103.75                        1,815          1,956
  Gap, Inc., 8.800%,
    12/15/08 (b)                  6,350          7,746
  Group 1 Automotive, Inc.,
    8.250%, 08/15/39,
    Callable 08/15/08 @
    104.13                        1,980          2,094
  Jean Coutu Group PJC, Inc.,
    7.625%, 08/01/12,
    Callable 08/01/08 @
    103.81 (c)                    3,734          3,949
  Office Depot, Inc.,
    10.000%, 07/15/08             3,246          3,814
  Pantry, Inc., 7.750%,
    02/15/14, Callable
    02/15/09 @ 103.88             3,553          3,713
  PETCO Animal Supplies,
    Inc., 10.750%, 11/01/11,
    Callable 11/01/06 @
    105.38                        1,105          1,287

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
<->RETAIL--CONTINUED
  Rite Aid Corp., 8.125%,
    05/01/10, Callable
    05/01/07 @ 104.06          $  4,215     $    4,500
  Rite Aid Corp., 9.500%,
    02/15/11, Callable
    02/15/07 @ 104.38             3,797          4,205
  Sonic Automotive, Inc., Ser
    B, 8.625%, 08/15/13,
    Callable 08/15/08 @
    104.31                        3,904          4,128
  United Auto Group, Inc.,
    9.625%, 03/15/12,
    Callable 03/15/07 @
    104.81                        1,678          1,867
                                            ----------
                                                44,240
                                            ----------
SEMICONDUCTORS (1.1%)
  Advanced Micro Devices,
    7.750%, 11/01/12,
    Callable 11/01/08 @
    103.88 (c)                    4,275          4,286
  Fairchild Semiconductor
    Corp., 5.000%, 11/01/08,
    Callable 11/30/04 @
    102.25                        3,161          3,161
  Fairchild Semiconductor
    Corp., 10.500%, 02/01/09,
    Callable 02/01/05 @
    105.25                        4,855          5,194
  Freescale Semiconductor,
    4.820%, 07/15/09,
    Callable 07/15/06 @
    102.00 (b)                    2,988          3,093
  Freescale Semiconductor,
    6.875%, 07/15/11,
    Callable 07/15/08 @
    103.44                        1,330          1,410
  Freescale Semiconductor,
    7.125%, 07/15/14,
    Callable 07/15/09 @
    103.56                        1,064          1,128
                                            ----------
                                                18,272
                                            ----------

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  October 31, 2004 (Amounts in thousands, except shares)

SEIX INSTITUTIONAL HIGH YIELD FUND -- CONCLUDED

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
SERVICES (0.7%)
  Hanover Compressor Co.,
    8.625%, 12/15/10,
    Callable 12/15/07 @
    104.31                     $  1,785     $    1,964
  Hanover Compressor Co.,
    9.000%, 06/01/14,
    Callable 06/01/09 @
    104.50                        2,020          2,252
  Hanover Equipment Trust 01,
    Ser A, 8.500%, 09/01/08,
    Callable 09/01/05 @
    104.25                        3,440          3,723
  Hanover Equipment Trust 01,
    Ser B, 8.750%, 09/01/11,
    Callable 09/01/06 @
    104.38                        3,291          3,637
  Universal Compression,
    Inc., 7.250%, 05/15/10,
    Callable 05/15/07 @
    103.62                          430            460
                                            ----------
                                                12,036
                                            ----------
TELECOMMUNICATIONS (9.2%)
  AT&T Corp., 7.300%,
    11/15/11                     16,880         19,349
  AT&T Corp., 8.000%,
    11/15/31                      3,215          3,721
  Avaya, Inc., 11.125%,
    04/01/09, Callable
    04/01/06 @ 105.56             3,786          4,354
  Citizens Communications
    Co., 7.625%, 08/15/08         5,000          5,400
  Citizens Communications
    Co., 9.250%, 05/15/11         4,500          5,175
  Citizens Communications
    Co., 9.000%, 08/15/31         3,110          3,320
  Corning, Inc., 5.900%,
    03/15/14                      3,818          3,796
  Corning, Inc., 6.200%,
    03/15/16                      3,760          3,766

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
<->TELECOMMUNICATIONS--CONTINUED
  GCI, Inc., 7.250%,
    02/15/14, Callable
    02/15/09 @ 103.63          $  6,642     $    6,576
  Inmarsat Finance PLC,
    7.625%, 06/30/12,
    Callable 03/01/08 @
    103.81 (c)                    8,498          8,583
  Nextel Communications,
    9.375%, 11/15/09,
    Callable 11/15/04 @
    104.69                        2,192          2,299
  Nextel Communications,
    9.500%, 02/01/11,
    Callable 02/01/06 @
    104.75                        4,768          5,406
  Nextel Communications,
    6.875%, 10/31/13,
    Callable 10/31/08 @
    103.44                       10,260         11,132
  Nextel Communications,
    5.950%, 03/15/14,
    Callable 03/15/09 @
    102.98                       10,370         10,603
  Nextel Communications,
    7.375%, 08/01/15,
    Callable 08/01/08 @
    103.69                       10,296         11,429
  NTL Cable PLC, 8.750%,
    04/15/14, Callable
    04/15/09 @ 104.38 (c)         6,564          7,237
  PanAmSat Corp., 9.000%,
    08/15/14, Callable
    08/15/09 @ 104.50 (c)        12,335         13,075
  Qwest Communications,
    7.875%, 09/01/11 (c)         10,190         10,852
  Qwest Communications,
    7.500%, 06/15/23,
    Callable 12/17/04 @
    103.02                        3,885          3,652
  Qwest Communications,
    7.200%, 11/10/26,
    Callable 11/10/05 @
    103.04                        1,246          1,109

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
<->TELECOMMUNICA-
TIONS--CONTINUED
  Roger Wireless
    Communications, Inc.,
    6.375%, 03/01/14           $ 14,105     $   13,470
  Rogers Cantel, Inc.,
    9.750%, 06/01/16              2,350          2,703
  Rogers Wireless, Inc.,
    9.625%, 05/01/11                368            418
                                            ----------
                                               157,425
                                            ----------
TRANSPORTATION (0.4%)
  CHC Helicopter Corp.,
    7.375%, 05/01/14,
    Callable 05/01/09 @
    103.69                        3,182          3,389
  Petroleum Helicoptors, Ser
    B, 9.375%, 05/01/09,
    Callable 05/01/06 @
    104.69                        2,990          3,233
                                            ----------
                                                 6,622
                                            ----------
VENTURE CAPITAL (0.3%)
  Arch Western Finance,
    6.750%, 07/01/13,
    Callable 07/01/08 @
    103.38 (c)                    5,540          5,886
                                            ----------
Total Corporate Bonds (Cost
  $1,580,000)                                1,634,894
                                            ----------

------------------------------------------------------
                               Shares or
                               Principal
                                Amount        Value
------------------------------------------------------
PREFERRED STOCKS (0.2%)
MEDIA (0.0%)
  Shaw Communications, Inc.,
    8.500%                       27,840     $      706
                                            ----------
REITS (0.2%)
  Health Care, Inc. (REIT),
    Ser F, 7.625%                23,650            594
  iStar Financial, Inc.
    (REIT), Ser I, 7.500%       110,400          2,796
                                            ----------
                                                 3,390
                                            ----------
Total Preferred Stocks (Cost
  $3,955)                                        4,096
                                            ----------
REPURCHASE AGREEMENT (3.7%)
  Lehman Brothers, 1.745%,
    dated 10/29/04, to be
    repurchased on 11/01/04,
    repurchase price
    $62,575,089
    (collateralized by U.S.
    Government Agencies;
    total market value
    $63,818,951)               $ 62,566         62,566
                                            ----------
Total Repurchase Agreement
  (Cost $62,566)                                62,566
                                            ----------
Total Investments (Cost
  $1,646,521) (a) -- 99.7%                   1,701,556
Other assets in excess of
  liabilities -- 0.3%                            5,528
                                            ----------
Net Assets -- 100.0%                        $1,707,084
                                            ==========

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  October 31, 2004  (Amounts in thousands, except shares)

CLASSIC INSTITUTIONAL LIMITED DURATION FUND

-------------------------------------------------------
                                  Principal
                                   Amount       Value
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS (50.8%)
U.S. TREASURY NOTES (50.8%)
  11.625%, 11/15/04                $18,000     $ 18,065
  2.000%, 11/30/04                  19,500       19,502
  1.750%, 12/31/04                  18,000       17,994
  7.500%, 02/15/05                  10,000       10,157
                                               --------
Total U.S. Treasury Obligations
  (Cost $65,736)                                 65,718
                                               --------
CASH EQUIVALENTS (42.2%)
CREDIT CARD ABS (11.3%)
  American Express Credit
    Account Master Trust, Ser
    2000-2, Cl A, 2.035%,
    09/17/07 (b)                     2,503        2,504
  American Express Credit
    Account Master Trust, Ser
    2002-2, CL A, 1.919%,
    05/15/06, (b)                    1,177        1,177
  BA Master Credit Card Trust,
    Ser 2001-A, Cl A, 1.990%,
    06/15/08 (b)                     4,520        4,527
  Citibank Credit Card Issuance
    Trust, Ser 2002-A5, Cl A5,
    1.920%, 09/17/07 (b)             6,380        6,380
                                               --------
                                                 14,588
                                               --------
FANNIE MAE (6.8%)
  Ser 2002-T10, C1 A1, 2.053%,
    06/25/32 (b)                     2,463        2,456
  Ser 2002-T13, C1 A1, 2.033%,
    08/25/32 (b)                     2,738        2,738
  Ser 2003-T4, C1 A1, 2.043%,
    09/26/33 (b)                     3,614        3,615
                                               --------
                                                  8,809
                                               --------
FREDDIE MAC (2.2%)
  Ser T-049, C1 AV, 2.083%,
    12/25/32 (b)                     2,886        2,887
                                               --------

-------------------------------------------------------
                                  Principal
                                   Amount       Value
-------------------------------------------------------
HOME EQUITY ABS (6.5%)
  Mellon Bank Home Equity Loan
    Trust, Ser 2001-1, Cl A,
    2.150%, 03/20/27 (b)           $ 3,329     $  3,323
  Residential Asset Securities
    Corp., Ser 2003-KS4, Cl A2B,
    2.223%, 06/25/03 (b)             3,103        3,107
  Residential Funding Mortgage
    Securities I, Ser 2003-HS1,
    Cl A2, 2.223%, 12/25/32 (b)      2,015        2,016
                                               --------
                                                  8,446
                                               --------
OTHER ABS (15.4%)
  Amortizing Residential
    Collateral Trust, Ser 2002-
    BC1F, Cl A, 2.213%,
    01/25/32 (b)                     2,861        2,858
  Amortizing Residential
    Collateral Trust, Ser 2002-
    BC3M, Cl A, 2.203%,
    06/25/32 (b)                     1,830        1,832
  Countrywide Home Equity Loan
    Trust, Ser 2002 B, Cl A1,
    2.120%, 04/15/28 (b)             3,344        3,342
  Countrywide Home Equity Loan
    Trust, Ser 2002 D, Cl A1,
    2.110%, 08/15/28 (b)             2,584        2,575
  Fleet Home Equity Loan Trust,
    Ser 2003-1, Cl A, 2.160%,
    01/20/33 (b)                     3,663        3,662
  Greenpoint Home Equity Loan
    Trust, Ser 2001-1, Cl A2,
    2.330%, 04/15/27 (b)               476          476
  Greenpoint Home Equity Loan
    Trust, Ser 2003-1, Cl A,
    2.140%, 04/15/29 (b)             1,580        1,581

-------------------------------------------------------
                                  Principal
                                   Amount       Value
-------------------------------------------------------
<->OTHER ABS--CONTINUED
  Merrill Lynch Home Equity
    Loan, Ser 1997-1, Cl A,
    2.113%, 09/25/27 (b)           $   326     $    325
  Wachovia Asset Securitization,
    Inc., Ser 2003-HE1, Cl A1,
    2.223%, 03/25/33 (b)             3,187        3,185
                                               --------
                                                 19,836
                                               --------
Total Cash Equivalents (Cost
  $54,584)                                       54,566
                                               --------

-------------------------------------------------------
                                  Principal
                                   Amount       Value
-------------------------------------------------------
REPURCHASE AGREEMENT (5.9%)
  Lehman Brothers, 1.745%, dated
    10/29/04, to be repurchased
    on 11/01/04, repurchase
    price $7,587,707
    (collateralized by U.S.
    Government Agencies; total
    market value $7,741,850)       $ 7,587     $  7,587
                                               --------
Total Repurchase Agreement (Cost
  $7,587)                                         7,587
                                               --------
Total Investments (Cost
  $127,907) (a) -- 98.9%                        127,871
Other assets in excess of
  liabilities -- 1.1%                             1,390
                                               --------
Net Assets -- 100.0%                           $129,261
                                               ========

     See notes to schedules of portfolio investments and notes to financial statements.

                               STI CLASSIC FUNDS
                  NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2004

ABS        Asset Backed Security
Cl         Class
REIT       Real Estate Investment Trust
Ser        Series
(a)        See notes to financial statements for unrealized
           appreciation/(depreciation) of securities on a tax basis.
(b)        Variable rate security. Rate presented represents rate in
           effect at October 31, 2004. Maturity date represents
           actual maturity date.
(c)        Rule 144A, Section 4(2) or other security which is
           restricted as to resale to institutional investors. The
           Fund's advisor has deemed this security to be liquid
           based upon procedures approved by the Board of Trustees.
(d)        Perpetual Maturity
(e)        Step Bond. Rate presented represents rate in effect at
           October 31, 2004. Maturity date represents actual
           maturity date.

STATEMENTS OF ASSETS AND LIABILITIES (000)
STI CLASSIC FUNDS  October 31, 2004

                                                                                                                 Classic
                                                                 Classic         Classic          Seix        Institutional
                                                              Institutional   Institutional   Institutional      Limited
                                                                Core Bond     Intermediate     High Yield       Duration
                                                                  Fund          Bond Fund         Fund            Fund
                                                              -------------   -------------   -------------   -------------
Assets:
 Investments, at Value (Cost $56,793, $34,296, $1,583,955
   and $120,320, respectively)..............................     $57,605         $34,927       $1,638,990       $120,284
 Repurchase Agreements, at Cost.............................       2,625           1,474           62,566          7,587
                                                                 -------         -------       ----------       --------
 Total Investments (Cost $59,418, $35,770, $1,646,521, and
   $127,907, respectively)..................................      60,230          36,401        1,701,556        127,871
 Cash.......................................................          --              43            4,410             --
 Receivable for Investment Securities Sold..................       4,133           3,611           18,389         18,191
 Accrued Income.............................................         436             324           33,276          1,449
 Receivable from Adviser....................................          --               3               --             --
 Receivable for Capital Shares Sold.........................          --              --              172             --
                                                                 -------         -------       ----------       --------
 Total Assets...............................................      64,799          40,382        1,757,803        147,511
                                                                 -------         -------       ----------       --------
Liabilities:
 Income Distributions Payable...............................         112              63            5,708            110
 Payable for Investment Securities Purchased................       8,193           4,428           44,329         18,105
 Payable for Capital Shares Redeemed........................          --              --               37             --
 Investment Advisory Fees Payable...........................           9              --              440              3
 Administration Fees Payable................................           1               1               26              2
 Distribution Fees Payable..................................          --              --                2             --
 Custody Fees Payable.......................................           6               2               33              4
 Accrued Expenses...........................................          40              37              144             26
                                                                 -------         -------       ----------       --------
 Total Liabilities..........................................       8,361           4,531           50,719         18,250
                                                                 -------         -------       ----------       --------
 Total Net Assets...........................................     $56,438         $35,851       $1,707,084       $129,261
                                                                 =======         =======       ==========       ========
Net Assets:
 Capital....................................................     $55,189         $34,841       $1,632,742       $129,286
 Accumulated Net Investment Income (Loss)...................         (56)             18               33             11
 Accumulated Net Realized Gains on Investment
   Transactions.............................................         493             361           19,274             --
 Net Unrealized Appreciation (Depreciation) on
   Investments..............................................         812             631           55,035            (36)
                                                                 -------         -------       ----------       --------
 Total Net Assets...........................................     $56,438         $35,851       $1,707,084       $129,261
                                                                 =======         =======       ==========       ========
NET ASSETS:
 Institutional Shares.......................................     $56,019         $35,848       $1,689,327       $129,259
 T Shares...................................................     $     1         $     1       $    1,781       $      1
 L Shares...................................................     $     1         $     1       $        1       $      1
 A Shares...................................................     $   417         $     1       $   15,975            N/A
SHARES OUTSTANDING:
 Institutional Shares.......................................       5,442           3,458          147,896         12,950
 T Shares...................................................          --              --              156             --
 L Shares...................................................          --              --               --             --
 A Shares...................................................          39              --            1,429            N/A
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
 Institutional Shares.......................................     $ 10.30         $ 10.37       $    11.42       $   9.98
 T Shares...................................................     $ 10.30         $ 10.36       $    11.42       $   9.98
 L Shares*..................................................     $ 10.30         $ 10.36       $    11.42       $   9.98
 A Shares...................................................     $ 10.60         $ 10.36       $    11.18            N/A
OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge)
 of net asset value adjusted to the nearest cent):
 Institutional Shares.......................................     $ 10.30         $ 10.37       $    11.42       $   9.98
 T Shares...................................................     $ 10.30         $ 10.36       $    11.42       $   9.98
 L Shares...................................................     $ 10.30         $ 10.36       $    11.42       $   9.98
 A Shares...................................................     $ 11.01         $ 10.76       $    11.62            N/A
 Maximum Sales Charge -- A Shares...........................        3.75%           3.75%            3.75%

Amounts designated as "--" are $0 or have been rounded to $0.

* Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

STATEMENTS OF OPERATIONS (000)
STI CLASSIC FUNDS  For the Year Ended October 31, 2004

                                                                                                                 Classic
                                                                 Classic         Classic          Seix        Institutional
                                                              Institutional   Institutional   Institutional      Limited
                                                                Core Bond     Intermediate     High Yield       Duration
                                                                  Fund          Bond Fund         Fund            Fund
                                                              -------------   -------------   -------------   -------------
Investment Income:
 Dividend Income............................................     $    3          $    1         $    733         $    3
 Interest Income............................................      1,891           1,176           97,585          1,973
 Other Income...............................................         --              --            1,729             --
 Less: Foreign Taxes Withheld...............................         --              --               (2)            --
                                                                 ------          ------         --------         ------
 Total Investment Income....................................      1,894           1,177          100,045          1,976
                                                                 ------          ------         --------         ------
Expenses:
 Investment Advisory Fees...................................        136              79            7,119            159
 Administration Fees........................................         39              24            1,032            109
 Shareholder Service Fees -- T Shares.......................         --              --               --             --
 Distribution and Service Fees -- L Shares..................         --              --               --             --
 Distribution Fees -- A Shares..............................          1              --               40             --
 Custodian Fees.............................................         84              33              495             61
 Professional Fees..........................................         36              36              122             59
 Insurance Fees.............................................          1               1               26              3
 Registration Fees..........................................         20              13               99              6
 Transfer Agent Fees........................................          2              --               63              3
 Printing Fees..............................................          1              --               21              2
 Trustee Fees...............................................          2               1               49              6
 Other Expenses.............................................          2               1               17              2
                                                                 ------          ------         --------         ------
 Total Expenses.............................................        324             188            9,083            410
 Less: Investment Advisory Fees Waived......................        (78)            (47)          (1,232)           (87)
 Less: Distribution Fees Waived -- L Shares.................         --              --               --             --
                                                                 ------          ------         --------         ------
 Net Expenses...............................................        246             141            7,851            323
                                                                 ------          ------         --------         ------
 Net Investment Income......................................      1,648           1,036           92,194          1,653
                                                                 ------          ------         --------         ------
Net Realized and Unrealized Gain (Loss) on Investments:
 Net Realized Gain (Loss) on Investments Sold...............        587             607           19,041             (6)
 Net Change in Unrealized Appreciation (Depreciation) on
   Investments..............................................        302             (71)          25,392            (31)
                                                                 ------          ------         --------         ------
 Total Net Realized and Unrealized Gain (Loss) on
   Investments..............................................        889             536           44,433            (37)
                                                                 ------          ------         --------         ------
Net Increase in Net Assets from Operations..................     $2,537          $1,572         $136,627         $1,616
                                                                 ======          ======         ========         ======

Amounts designated as "--" are $0 or have been rounded to $0.

                       See notes to financial statements.
 43

STATEMENTS OF CHANGES IN NET ASSETS (000)
STI CLASSIC FUNDS  For the Year Ended October 31, 2004
and the Year Ended October 31, 2003

                                                               Classic Institutional       Classic Institutional
                                                                  Core Bond Fund          Intermediate Bond Fund
                                                              -----------------------     -----------------------
                                                              11/01/03-     11/01/02-     11/01/03-     11/01/02-
                                                              10/31/04      10/31/03      10/31/04      10/31/03
                                                              ---------     ---------     ---------     ---------
Operations:
 Net Investment Income......................................  $  1,648      $  1,556       $ 1,036      $  1,006
 Net Realized Gain (Loss) on Investments Sold...............       587         2,997           607           637
 Net Change in Unrealized Appreciation (Depreciation) on
   Investments..............................................       302          (152)          (71)         (140)
                                                              --------      --------       -------      --------
 Increase in Net Assets from Operations.....................     2,537         4,401         1,572         1,503
                                                              --------      --------       -------      --------
Dividends and Distributions to Shareholders:
 Net Investment Income:
   Institutional Shares.....................................    (1,696)       (1,666)       (1,036)       (1,126)
   T Shares.................................................        --            --            --            --
   L Shares.................................................        --            --            --            --
   A Shares.................................................        (6)           (5)           --            --
 Realized Capital Gains:
   Institutional Shares.....................................      (758)           --            --            --
   T Shares.................................................        --            --            --            --
   L Shares.................................................        --            --            --            --
   A Shares.................................................        (6)           --            --            --
                                                              --------      --------       -------      --------
   Total Dividends and Distributions........................    (2,466)       (1,671)       (1,036)       (1,126)
                                                              --------      --------       -------      --------
Capital Transactions:
 Proceeds from Shares Issued................................    40,317         1,286         7,195           561
 Reinvestment of Cash Distributions.........................     2,082         1,629           973         1,126
 Cost of Shares Redeemed....................................   (19,997)      (52,573)       (1,542)      (13,659)
                                                              --------      --------       -------      --------
 Increase (Decrease) in Net Assets from Capital
   Transactions.............................................    22,402       (49,658)        6,626       (11,972)
                                                              --------      --------       -------      --------
 Total Increase (Decrease) in Net Assets....................    22,473       (46,928)        7,162       (11,595)
                                                              --------      --------       -------      --------
Net Assets:
 Beginning of Period........................................    33,965        80,893        28,689        40,284
                                                              --------      --------       -------      --------
 End of Period..............................................  $ 56,438      $ 33,965       $35,851      $ 28,689
                                                              ========      ========       =======      ========
Undistributed net investment income (loss), end of period...  $    (56)     $     (2)      $    18      $     --
                                                              ========      ========       =======      ========

Amounts designated as "-" are either $0 or have been rounded to $0.

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)
STI CLASSIC FUNDS  For the Year Ended October 31, 2004
and the Year Ended October 31, 2003

                                                                 Seix Institutional       Classic Institutional
                                                                  High Yield Fund         Limited Duration Fund
                                                              ------------------------    ----------------------
                                                              11/01/03-     11/01/02-     11/01/03-    11/01/02-
                                                               10/31/04      10/31/03     10/31/04     10/31/03
                                                              ----------    ----------    ---------    ---------
Operations:
 Net Investment Income......................................  $   92,194    $   34,679    $   1,653    $   1,020
 Net Realized Gain (Loss) on Investments Sold...............      19,041         4,310           (6)         (38)
 Net Change in Unrealized Appreciation (Depreciation) on
   Investments..............................................      25,392        29,589          (31)          (2)
                                                              ----------    ----------    ---------    ---------
 Increase in Net Assets from Operations.....................     136,627        68,578        1,616          980
                                                              ----------    ----------    ---------    ---------
Dividends and Distributions to Shareholders:
 Net Investment Income:
   Institutional Shares.....................................     (90,978)      (33,988)      (1,654)        (965)
   T Shares.................................................          (5)           --           --           --
   L Shares.................................................          --            --           --           --
   A Shares.................................................        (836)         (759)          --           --
 Realized Capital Gains:
   Institutional Shares.....................................      (2,278)           --           --           --
   T Shares.................................................          --            --           --           --
   L Shares.................................................          --            --           --           --
   A Shares.................................................         (31)           --           --           --
                                                              ----------    ----------    ---------    ---------
   Total Dividends and Distributions........................     (94,128)      (34,747)      (1,654)        (965)
                                                              ----------    ----------    ---------    ---------
Capital Transactions:
 Proceeds from Shares Issued................................     873,357     1,037,967      158,000      261,425
 Reinvestment of Cash Distributions.........................      74,837        28,618        1,533          965
 Cost of Shares Redeemed....................................    (356,594)     (119,325)    (176,747)    (128,190)
                                                              ----------    ----------    ---------    ---------
 Increase (Decrease) in Net Assets from Capital
   Transactions.............................................     591,600       947,260      (17,214)     134,200
                                                              ----------    ----------    ---------    ---------
 Total Increase (Decrease) in Net Assets....................     634,099       981,091      (17,252)     134,215
                                                              ----------    ----------    ---------    ---------
Net Assets:
 Beginning of Period........................................   1,072,985        91,894      146,513       12,298
                                                              ----------    ----------    ---------    ---------
 End of Period..............................................  $1,707,084    $1,072,985    $ 129,261    $ 146,513
                                                              ==========    ==========    =========    =========
Undistributed net investment income (loss), end of period...  $       33    $      (35)   $      11    $      27
                                                              ==========    ==========    =========    =========

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See notes to financial statements.
 45

                      (This page intentionally left blank)

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS For the Years Ended October 31, (unless otherwise indicated) For a Share Outstanding Throughout Each Year or Period

                                     Net Asset                          Net Realized                          Dividends
                                       Value,            Net           and Unrealized                            from
                                     Beginning        Investment       Gains (Losses)       Total from      Net Investment
                                     of Period          Income         on Investments       Operations          Income
                                    ------------      ----------      ----------------      ----------      --------------
CLASSIC INSTITUTIONAL CORE BOND FUND
Institutional Shares
                      2004*            $10.31           $0.31              $ 0.23             $0.54             $(0.32)
                      2003              10.00            0.30                0.35              0.65              (0.34)
                      2002              10.34            0.42               (0.29)             0.13              (0.42)
                      2001               9.66            0.59                0.70              1.29              (0.61)
                      2000               9.67            0.63               (0.02)             0.61              (0.62)
T Shares
                      2004*(1)         $10.25           $0.01              $ 0.06             $0.07             $(0.02)
L Shares
                      2004*(1)         $10.25           $0.01              $ 0.06             $0.07             $(0.02)
A Shares
                      2004*            $10.49           $0.18              $ 0.35             $0.53             $(0.19)
                      2003              10.08            0.29                0.34              0.63              (0.22)
                      2002 (2)          10.00            0.27                0.09              0.36              (0.28)
CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND
Institutional Shares
                      2004*            $10.23           $0.34              $ 0.14             $0.48             $(0.34)
                      2003              10.12            0.37                0.15              0.52              (0.41)
                      2002              10.63            0.47               (0.23)             0.24              (0.50)
                      2001               9.96            0.57                0.68              1.25              (0.58)
                      2000               9.92            0.64                0.04              0.68              (0.64)
T Shares
                      2004*(1)         $10.32           $0.02              $ 0.04             $0.06             $(0.02)
L Shares
                      2004*(1)         $10.32           $0.01              $ 0.04             $0.05             $(0.01)
A Shares
                      2004*(1)         $10.32           $0.02              $ 0.04             $0.06             $(0.02)
SEIX INSTITUTIONAL HIGH YIELD FUND
Institutional Shares
                      2004*            $11.09           $0.72              $ 0.35             $1.07             $(0.72)
                      2003              10.17            0.68                0.92              1.60              (0.68)
                      2002              10.40            0.63               (0.20)             0.43              (0.63)
                      2001 (3)          10.00            0.64                0.36              1.00              (0.60)
T Shares
                      2004*(1)         $11.32           $0.04              $ 0.10             $0.14             $(0.04)
L Shares
                      2004*(1)         $11.32           $0.04              $ 0.10             $0.14             $(0.04)
A Shares
                      2004*            $10.75           $0.56              $ 0.45             $1.01             $(0.56)
                      2003               9.78            0.68                0.82              1.50              (0.53)
                      2002 (4)          10.00            0.54               (0.22)             0.32              (0.51)
CLASSIC INSTITUTIONAL LIMITED DURATION FUND
Institutional Shares
                      2004*            $ 9.98           $0.11              $   --             $0.11             $(0.11)
                      2003              10.00            0.11               (0.02)             0.09              (0.11)
                      2002 (5)          10.00            0.00(6)               --              0.00(6)            0.00(6)
T Shares
                      2004*(1)         $ 9.98           $0.01              $   --             $0.01             $(0.01)
L Shares
                      2004*(1)         $ 9.98           $0.01              $   --             $0.01             $(0.01)

                       Distributions
                           from               Total
                         Realized         Dividends and
                       Capital Gains      Distributions
                       -------------      -------------
CLASSIC INSTITUTIONAL
Institutional Shares
                          $(0.23)            $(0.55)
                              --              (0.34)
                           (0.05)             (0.47)
                              --              (0.61)
                              --              (0.62)
T Shares
                          $   --             $(0.02)
L Shares
                          $   --             $(0.02)
A Shares
                          $(0.23)            $(0.42)
                              --              (0.22)
                              --              (0.28)
CLASSIC INSTITUTIONAL
Institutional Shares
                          $   --             $(0.34)
                              --              (0.41)
                           (0.25)             (0.75)
                              --              (0.58)
                              --              (0.64)
T Shares
                          $   --             $(0.02)
L Shares
                          $   --             $(0.01)
A Shares
                          $   --             $(0.02)
SEIX INSTITUTIONAL HI
Institutional Shares
                          $(0.02)            $(0.74)
                              --              (0.68)
                           (0.03)             (0.66)
                              --              (0.60)
T Shares
                          $   --             $(0.04)
L Shares
                          $   --             $(0.04)
A Shares
                          $(0.02)            $(0.58)
                              --              (0.53)
                           (0.03)             (0.54)
CLASSIC INSTITUTIONAL
Institutional Shares
                          $   --             $(0.11)
                              --              (0.11)
                              --               0.00(6)
T Shares
                          $   --             $(0.01)
L Shares
                          $   --             $(0.01)

 + Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 * Effective November 1, 2003, the Funds adopted a change in the amortization and accretion methodology on fixed income securities. (See Note 3.) The cumulative effect of this change in methodology on October 31, 2004 was immaterial to all Funds except for the Seix Institutional High Yield Fund, which was to increase net investment income to average net assets from 6.42%, 5.56%, 5.45% and 6.17% to 6.48%, 6.62%, 6.29% and 6.22% for Institutional
   Shares, T Shares, L Shares and A Shares, respectively; to increase net investment income per share from $0.71, $0.03, $0.03 and $0.55 to $0.72, $0.04, $0.04 and $0.56 for Institutional Shares, T Shares, L Shares and A Shares, respectively; and, to decrease net realized and unrealized gains (losses) per share from $0.36, $0.11, $0.11 and $0.46 to $0.35, $0.10, $0.10 and $0.45 for Institutional Shares, T Shares, L Shares and A Shares, respectively. The per share ratios for T Shares and L Shares have been annualized. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(1) T Shares, L Shares and A Shares commenced operations on October 11, 2004. All ratios for the period have been annualized.
(2) A Shares commenced operations on January 25, 2002. All ratios for the period have been annualized.

                                                                Ratio of        Ratio of Expenses to
Net Assets             Net Assets,       Ratio of Net        Net Investment      Average Net Assets    Portfolio
Value, End    Total       End of         Expenses to           Income to         (Excluding Waivers    Turnover
of Period    Return+   Period (000)   Average Net Assets   Average Net Assets   and Reimbursements)      Rate
----------   -------   ------------   ------------------   ------------------   --------------------   ---------
  $10.30       5.49%    $   56,019           0.45%                3.03%                 0.59%             330%
   10.31       6.58         33,662           0.45                 3.10                  0.51              463
   10.00       1.38         80,727           0.45                 4.08                  0.70              502
   10.34      13.82         52,034           0.45                 5.85                  0.70              492
    9.66       6.63         58,099           0.45                 6.57                  0.63              522
  $10.30       0.67%    $        1           0.56%                3.06%                 0.71%             330%
  $10.30       0.65%    $        1           1.10%                2.71%                 1.41%             330%
  $10.60       5.22%    $      417           0.70%                2.80%                 0.83%             330%
   10.49       6.24            303           0.68                 2.66                  0.68              463
   10.08       3.69            166           0.80                 3.30                  1.11              502
  $10.37       4.73%    $   35,848           0.45%                3.25%                 0.59%             130%
   10.23       5.16         28,689           0.45                 3.42                  0.56              277
   10.12       2.47         40,284           0.45                 4.63                  0.73              237
   10.63      12.87         26,192           0.45                 5.50                  0.76              431
    9.96       7.08         11,207           0.45                 6.44                  0.88              342
  $10.36       0.53%    $        1           0.71%                2.63%                 0.71%             130%
  $10.36       0.51%    $        1           1.00%                2.22%                 1.41%             130%
  $10.36       0.53%    $        1           0.71%                2.58%                 0.71%             130%
  $11.42       9.97%    $1,689,327           0.55%                6.48%                 0.64%              73%
   11.09      16.10      1,057,993           0.55                 6.67                  0.67              108
   10.17       4.21         82,017           0.55                 6.80                  1.07               97
   10.40      10.14          4,641           0.55                 7.33                  3.98              466
  $11.42       1.22%    $    1,781           0.68%                6.62%                 0.72%              73%
  $11.42       1.20%    $        1           1.18%                6.29%                 1.41%              73%
  $11.18       9.73%    $   15,975           0.80%                6.22%                 0.88%              73%
   10.75      15.72         14,992           0.90                 6.45                  0.93              108
    9.78       3.29          9,877           0.89                 6.53                  1.20               97
  $ 9.98       1.09%    $  129,259           0.20%                1.04%                 0.26%             101%
    9.98       0.92        146,513           0.20                 1.10                  0.26              244
   10.00       0.00(7)      12,298           0.00(7)              0.00(7)               0.00(7)             0(7)
  $ 9.98       0.08%    $        1           0.37%                1.46%                 0.37%             101%
  $ 9.98       0.06%    $        1           0.71%                1.12%                 0.71%             101%

(3) Institutional Shares commenced operations on December 29, 2000. All ratios for the period have been annualized.

(4) A Shares commenced operations on December 21, 2001. All ratios for the period have been annualized.

(5) Institutional Shares commenced operations on October 25, 2002. All ratios for the period have been annualized.

(6) Net investment income and distributions from net investment income were less than $0.01 per share.

(7) Amounts are not meaningful due to the short period of operations.

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
STI CLASSIC FUNDS  October 31, 2004

1. Organization

The STI Classic Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company offering 49 funds as of October 31, 2004. The accompanying financial statements and financial highlights are those of the STI Classic Institutional Core Bond Fund (the "Core Bond Fund"), the STI Classic Institutional Intermediate Bond Fund (the "Intermediate Bond Fund"), the Seix Institutional High Yield Fund (the "High Yield Fund"), and the STI Classic Institutional Limited Duration Fund (the "Limited Duration Fund")(each a "Fund", collectively, the "Funds"). The Funds are authorized to issue an unlimited number of beneficial interest with no par value. Each Fund offers four classes of shares: Institutional Shares, Class A Shares, Class L Shares, and Class T Shares except for the Limited Duration Fund, which does not offer Class A Shares. The financial statements of the remaining funds are presented separately.

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

2. Reorganization

The Trust entered into an agreement and plan of reorganization with the Seix Funds, Inc. (the "Seix Funds") pursuant to which all of the assets, subject to stated liabilities, of each portfolio of the Seix Funds were transferred to a corresponding series of the Trust in exchange for a corresponding Class of shares of that series. The reorganization, which qualified as a tax-free exchange for Federal income tax purposes, was completed on October 11, 2004, following approval by shareholders of the Seix Funds at a special shareholder meeting on September 23, 2004. The following is a summary of shares outstanding, net assets and net asset value per share issued immediately before and after the reorganization:

                                                            After
                                                        Reorganization
                            Before Reorganization       --------------
                         ----------------------------    STI Classic
                                        STI Classic     Institutional
                          Seix Core    Institutional      Core Bond
                          Bond Fund    Core Bond Fund      Fund(c)
                         -----------   --------------   --------------
Shares.................    5,493,647          --           5,493,647
Net Assets.............  $56,294,611       $  --         $56,294,611
Net Asset Value:
Institutional Shares...                       --         $     10.25
I Shares(a)............  $     10.25          --
A Shares...............                       --         $     10.54
P Shares(b)............  $     10.54          --

---------------

(a) Institutional Shares were issued in exchange for I Shares in conjunction with the reorganization.

(b) A Shares were issued in exchange for P Shares in conjunction with the reorganization.

(c) The STI Classic Institutional Core Bond Fund retained the financial history of the Seix Core Bond Fund.

                                                                After
                              Before Reorganization         Reorganization
                        ---------------------------------   --------------
                                             STI Classic     STI Classic
                                            Institutional   Institutional
                        Seix Intermediate   Intermediate     Intermediate
                            Bond Fund         Bond Fund      Bond Fund(b)
                        -----------------   -------------   --------------
Shares................       3,422,155             --          3,422,155
Net Assets............     $35,313,376          $  --        $35,313,376
Net Asset Value:
Institutional
 Shares...............                             --        $     10.32
I Shares(a)...........     $     10.32             --

---------------

(a) Institutional Shares were issued in exchange for I Shares in conjunction with the reorganization.

(b) The STI Classic Institutional Intermediate Bond Fund retained the financial history of the Seix Intermediate Bond Fund.

                              Before Reorganization          After Reorganization
                       -----------------------------------   --------------------
                         Seix High      Seix Institutional    Seix Institutional
                         Yield Fund      High Yield Fund      High Yield Fund(c)
                       --------------   ------------------   --------------------
Shares...............     142,460,313            --                142,460,313
Net Assets...........  $1,612,034,091         $  --             $1,612,034,091
Net Asset Value:
Institutional
 Shares..............                            --             $        11.32
I Shares(a)..........  $        11.32            --
A Shares.............                            --             $        11.08
P Shares(b)..........  $        11.08            --

---------------

(a) Institutional Shares were issued in exchange for I Shares in conjunction with the reorganization.

(b) A Shares were issued in exchange for P Shares in conjunction with the reorganization.

(c) The Seix Institutional High Yield Fund retained the financial history of the Seix High Yield Fund.

                                                               After
                            Before Reorganization          Reorganization
                       --------------------------------   ----------------
                                         STI Classic        STI Classic
                                        Institutional      Institutional
                       Seix Limited    Limited Duration   Limited Duration
                       Duration Fund         Fund             Fund(b)
                       -------------   ----------------   ----------------
Shares...............    13,000,589            --             13,000,589
Net Assets...........  $129,705,443         $  --           $129,705,443
Net Asset Value:
Institutional
 Shares..............                          --           $       9.98
I Shares(a)..........  $       9.98            --

---------------

(a) Institutional Shares were issued in exchange for I Shares in conjunction with the reorganization.

(b) The STI Classic Institutional Limited Duration Fund retained the financial history of the Seix Limited Duration Fund.

3. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.

     Security Valuation -- All investments are valued daily at their market price, which results in unrealized gains or losses. Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service. Securities traded on an exchange are valued at the latest sales

STI CLASSIC FUNDS  October 31, 2004

     price on that exchange. Securities for which over-the counter market quotations are available are valued at the latest bid price. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker. Short-term securities purchased with sixty days or less remaining to maturity are valued at amortized cost, which approximates market value.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Funds' Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been delisted from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

     Securities Purchased on a When-Issued Basis -- Delivery and payment for securities that have been purchases by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of a Fund's net asset value if the Fund makes such investments while remaining substantially fully invested. A Fund records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased.

     TBA Purchase Commitments -- The Funds may enter into "TBA" (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value according to the procedures described under "Security Valuation."

     Mortgage Dollar Rolls -- The Funds, except the Intermediate Bond Fund, may enter into mortgage dollar rolls (principally using TBA's) in which a Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. The Funds account for such dollar rolls under the purchases and sales method and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

     The counterparty receives all principal and interest payments, including pre-payments, made in respect of a security subject to such a contract while it is with the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee. As of October 31, 2004, only the Core Bond Fund had open mortgage dollar rolls.

     Compensating Balances -- If a Fund has a cash overdraft in excess of $100,000 it is required to leave 110% in compensating balance with SunTrust Bank (the "Custodian"), a wholly-owned subsidiary of SunTrust Banks, Inc., on the following day. If a Fund has a positive cash balance in excess of $100,000 it is allowed to overdraw 90% of the balance with the Custodian on the following business day.

     Repurchase Agreements -- The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreement"). A third party custodian bank takes possession of the underlying securities ("collateral") of a repurchase agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Securities Transactions and Investment Income -- Securities transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, securities transactions are reported on trade date. Interest income is recognized on an accrual basis. Cost used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discounts or premiums during the respective holding period. Dividend income is recorded on the ex-dividend date.

     Effective November 1, 2003, the Funds changed their amortization and accretion methodology on premiums and discounts on fixed income securities in order to conform more closely to Internal Revenue Code requirements. The cumulative effect of this accounting change had no impact on total net assets of each Fund, but resulted in the following reclasses (000):

                                      Change in      Change in Unrealized
                                       Interest         Appreciation/
                                        Income          (Depreciation)
                                      ---------      --------------------
     Core Bond Fund                      $ (2)              $   2
     Intermediate Bond Fund                (1)                  1
     High Yield Fund                      815                (815)
     Limited Duration Fund                  1                  (1)

     The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting methodology

     Allocations -- Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis.

STI CLASSIC FUNDS  October 31, 2004

     The investment income and expenses of a Fund (other than class specific expenses charged to a class) and realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon relative net assets on the date income is earned, expenses are accrued, or realized and unrealized gains and losses are incurred.

     Dividends and Distributions to Shareholders -- Dividends from the Funds' net investment income, if any, are declared daily and paid monthly. Distributions from net short-term capital gains and net long-term capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. paydown gain/(loss)), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification.

     Federal Income Taxes -- Each of the Funds intends to qualify each year as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Funds intend to make timely distributions in order to avoid tax liability. Therefore, no federal income tax provision is necessary.

4. Fees and Transactions with Affiliates

The Funds have entered into an Investment Advisory Agreement with Trusco Capital Management, Inc. (the "Adviser"). Under this agreement, the Adviser is entitled to receive a fee from the Funds that is calculated daily and paid monthly based on a percentage of the average net assets of each Fund as follows:

                                     Maximum
                                      Annual      Net
                                     Advisory    Fees
                                       Fee       Paid
                                     --------   -------
Core Bond Fund.....................    0.25%     0.11%
Intermediate Bond Fund.............    0.25      0.10
High Yield Fund....................    0.50      0.41
Limited Duration Fund..............    0.10      0.05

The Adviser has voluntarily agreed to waive all or a portion of its fees (and to reimburse Fund expenses). Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

BISYS Fund Services Limited Partnership ("BISYS"), and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc. Effective October 11, 2004, BISYS Ohio began serving as the administrator for the Funds pursuant to a Master Services Agreement (the "Services Agreement"). Under the Services Agreement, BISYS Ohio is entitled to receive an asset-based fee for administration, fund accounting and transfer agency services (expressed as a percentage of the combined average daily net assets of the Trust and the STI Classic Variable Trust) of 2.75 basis points (0.0275%) on the first $25 billion,
2.25 basis points (0.0225%) on the next $5 billion, and 1.75 basis points (0.0175%) for over $30 billion, plus an additional class fee of $2,500 per class per annum, applicable to each additional class of shares over 145 classes of shares. Effective October 11, 2004, BISYS began serving as the Funds' principal underwriter and distributor (the "Distributor"). The Funds have adopted a Distribution and Shareholder Services Plan and a Distribution Plan (the "Plans") with which the Distributor receives compensation with respect to Class L Shares and Class A Shares, respectively. These Plans are in accordance with Rule 12b-1 under the 1940 Act. Under the Plans, the Funds will pay fees of 0.25% of the average daily net assets of Class A Shares, and a rate of 0.75% of the average daily net assets of Class L Shares, except the class L Shares of the Limited Duration Fund. In addition, Class L Shares are subject to a service fee of 0.25% of the average daily net assets of the Class L Shares. The Funds have also adopted shareholder service plans with respect to Institutional Shares and Class T Shares of the Funds (collectively, the "Service Plan"). Under the Service Plan, the Funds will pay SunTrust Bank a fee of up to 0.25% or 0.40% of the average daily net assets attributable to the Institutional Shares or Class T Shares, respectively. For the year ended October 31, 2004, the Institutional Shares did not charge any shareholder servicing fees. Annualized fees received by the Distributor and SunTrust Bank are outlined below for each share class:

                                    Maximum
                                    T Share
                                  Shareholder       Fees
                                 Servicing Fee      Paid
                                 -------------   -----------
Core Bond Fund.................      0.40%          0.25%
Intermediate Bond Fund.........      0.40           0.20
High Yield Fund................      0.40           0.15
Limited Duration Fund..........      0.40           0.10

                               Maximum
                               L Share
                             Distribution       Net
                             and Service        Fees
                                 Fee            Paid
                             ------------   ------------
Core Bond Fund.............      1.00%          0.63%
Intermediate Bond Fund.....      1.00           0.61
High Yield Fund............      1.00           0.65
Limited Duration Fund......      0.25           0.25

                            Maximum
                            A Share          Net
                          Distribution       Fees
                              Fee            Paid
                          ------------   ------------
Core Bond Fund..........      0.25%          0.25%
Intermediate Bond Fund..      0.25           0.25
High Yield Fund.........      0.25           0.25

The Distributor has voluntarily agreed to waive all or a portion of its fees (and to reimburse Fund expenses). Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

Effective October 11, 2004, SunTrust Bank began acting as custodian for the Funds. SunTrust Bank is paid on the basis of net assets and transaction costs of the Funds. The custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds. No fees were paid to SunTrust Bank for the year ended October 31, 2004.

Prior to October 11, 2004, Investors Bank & Trust Company served as the predecessor funds' administrator, custodian and transfer agent. Quasar Distributors, LLC served as the predecessor funds' distributor. All distribution fees for Class A Shares prior to October 11, 2004 were paid to Quasar Distributors, LLC.

Certain Officers and Trustees of the Trust are affiliated with the Adviser or BISYS Ohio. Such affiliated Officers and Trustees receive no compensation from the Trust for serving in their respective

STI CLASSIC FUNDS  October 31, 2004

roles. The Funds paid no compensation to the current non-interested Trustees of the Trust for the year ended October 31, 2004; however, the Funds did pay compensation to each of the non-interested Directors of the Seix Funds, Inc. of $18,750 ($56,250 total), in meeting and retainer fees.

Effective October 11, 2004, the Funds entered into an agreement with SunTrust Robinson Humphrey, a division of SunTrust Capital Markets, Inc. which is a direct non-bank subsidiary of SunTrust Banks, Inc., to act as an agent in placing repurchase agreements for the Funds. For the year ended October 31, 2004, the Funds paid SunTrust Robinson Humphrey through a reduction in the yield earned by the Funds on those repurchase agreements the following fees (000):

                     Fund                        Fees
                     ----                        -----
Core Bond Fund................................   $  --
Intermediate Bond Fund........................      --
High Yield Fund...............................       1
Limited Duration Fund.........................      --

5. Investment Transactions

The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended October 31, 2004 were as follows (000):

                                                             Purchases                              Sales
                                                 ----------------------------------   ----------------------------------
Portfolio                                        U.S. Government   Other Securities   U.S. Government   Other Securities
---------                                        ---------------   ----------------   ---------------   ----------------
Core Bond Fund.................................     $150,900          $   18,186         $147,519           $ 12,496
Intermediate Bond Fund.........................       24,428              10,595           23,404              7,895
High Yield Fund................................           --           1,570,611               --            999,108
Limited Duration Fund..........................       27,132              60,709           89,207             91,206

6. Portfolio Investment Risks

Funds that invest in high yield instruments are subject to certain additional credit and market risks. The yields of high yield debt obligations reflect, among other things, perceived credit risk. High yield securities involve greater risk of default or downgrade and are more volatile than investment grade securities.

7. Capital Shares Transactions

Transactions in capital shares for the Funds were as follows:

                                          Classic                 Classic                   Seix                   Classic
                                       Institutional           Institutional           Institutional            Institutional
                                         Core Bond             Intermediate              High Yield           Limited Duration
                                           Fund                    Fund                     Fund                    Fund
                                   ---------------------   ---------------------   ----------------------   ---------------------
                                   11/01/03-   11/01/02-   11/01/03-   11/01/02-   11/01/03-   11/01/02-    11/01/03-   11/01/02-
                                   10/31/04    10/31/03    10/31/04    10/31/03    10/31/04     10/31/03    10/31/04    10/31/03
                                   ---------   ---------   ---------   ---------   ---------   ----------   ---------   ---------
Capital Transactions
Institutional Shares
  Proceeds from shares issued....  $ 40,140    $  1,085     $ 7,192    $    561    $ 868,270   $1,018,097   $ 157,998   $ 261,425
  Reinvestment of Cash
    Distributions................     2,082       1,629         973       1,126       74,278       28,000       1,533         965
  Cost of shares redeemed........   (19,932)    (52,503)     (1,542)    (13,659)    (353,054)    (102,501)   (176,747)   (128,190)
                                   --------    --------     -------    --------    ---------   ----------   ---------   ---------
Increase (Decrease) in Net Assets
  From Institutional Shares
  Transactions...................  $ 22,290    $(49,789)    $ 6,623    $(11,972)   $ 589,494   $  943,596   $ (17,216)  $ 134,200
                                   --------    --------     -------    --------    ---------   ----------   ---------   ---------
T Shares
  Proceeds from shares issued....  $      1                 $     1                $   1,798                $       1
  Reinvestment of Cash
    Distributions................        --                      --                       --                       --
  Cost of shares redeemed........        --                      --                      (31)                      --
                                   --------    --------     -------    --------    ---------   ----------   ---------   ---------
Increase in Net Assets From T
  Shares Transactions............  $      1         N/A     $     1         N/A    $   1,767          N/A   $       1         N/A
                                   --------    --------     -------    --------    ---------   ----------   ---------   ---------
L Shares
  Proceeds from shares issued....  $      1                 $     1                $       1                $       1
  Reinvestment of Cash
    Distributions................        --                      --                       --                       --
  Cost of shares redeemed........        --                      --                       --                       --
                                   --------    --------     -------    --------    ---------   ----------   ---------   ---------
Increase in Net Assets From L
  Shares Transactions............  $      1         N/A     $     1         N/A    $       1          N/A   $       1         N/A
                                   --------    --------     -------    --------    ---------   ----------   ---------   ---------
A Shares
  Proceeds from shares issued....  $    175    $    201     $     1                $   3,288   $   19,870
  Reinvestment of Cash
    Distributions................        --          --          --                      559          618
  Cost of shares redeemed........       (65)        (70)         --                   (3,509)     (16,824)
                                   --------    --------     -------    --------    ---------   ----------   ---------   ---------
Increase in Net Assets From A
  Shares Transactions............  $    110    $    131     $     1         N/A    $     338   $    3,664         N/A         N/A
                                   --------    --------     -------    --------    ---------   ----------   ---------   ---------
Total Net Increase (Decrease)
  from Capital Transactions......    22,402     (49,658)      6,626     (11,972)     591,600      947,260     (17,214)    134,200
                                   ========    ========     =======    ========    =========   ==========   =========   =========

Amounts designated as "-- " are $0 or have been rounded to $0.

STI CLASSIC FUNDS  October 31, 2004

7. Capital Shares Transactions (continued):

                                           Classic                 Classic                  Seix                   Classic
                                        Institutional           Institutional           Institutional           Institutional
                                          Core Bond             Intermediate             High Yield           Limited Duration
                                            Fund                    Fund                    Fund                    Fund
                                    ---------------------   ---------------------   ---------------------   ---------------------
                                    11/01/03-   11/01/02-   11/01/03-   11/01/02-   11/01/03-   11/01/02-   11/01/03-   11/01/02-
                                    10/31/04    10/31/03    10/31/04    10/31/03    10/31/04    10/31/03    10/31/04    10/31/03
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Share Transactions:
Institutional Shares
  Issued..........................     3,935         106        710           55      77,562      94,090      15,801      26,179
  Reinvested......................       205         159         95          110       6,653       2,577         166          97
  Redeemed........................    (1,963)     (5,072)      (151)      (1,343)    (31,699)     (9,352)    (17,691)    (12,832)
                                     -------    --------     ------     --------    --------    --------    --------    --------
Increase (Decrease) From
  Institutional Shares
  Transactions....................     2,177      (4,807)       654       (1,178)     52,516      87,315      (1,724)     13,444
                                     -------    --------     ------     --------    --------    --------    --------    --------
T Shares
  Issued..........................        --                     --                      159                      --
  Reinvested......................        --                     --                       --                      --
  Redeemed........................        --                     --                       (3)                     --
                                     -------    --------     ------     --------    --------    --------    --------    --------
Increase From T Shares
  Transactions....................        --         N/A         --          N/A         156         N/A          --         N/A
                                     -------    --------     ------     --------    --------    --------    --------    --------
L Shares
  Issued..........................        --                     --                       --                      --
  Reinvested......................        --                     --                       --                      --
  Redeemed........................        --                     --                       --                      --
                                     -------    --------     ------     --------    --------    --------    --------    --------
Increase From L Shares
  Transactions....................        --         N/A         --          N/A          --         N/A          --         N/A
                                     -------    --------     ------     --------    --------    --------    --------    --------
A Shares
  Issued..........................        17          19         --                      303       1,950
  Reinvested......................        --          --         --                       51          60
  Redeemed........................        (7)         (7)        --                     (319)     (1,625)
                                     -------    --------     ------     --------    --------    --------    --------    --------
Increase From A Shares
  Transactions....................        10          12         --          N/A          35         385         N/A         N/A
                                     -------    --------     ------     --------    --------    --------    --------    --------
Total Net Increase (Decrease) from
  Share Transactions..............     2,187      (4,795)       654       (1,178)     52,707      87,700      (1,724)     13,444
                                     =======    ========     ======     ========    ========    ========    ========    ========

Amounts designated as "-- " are $0 or have been rounded to $0.

8. Federal Income Tax Information

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2004 was as follows (000):

                                                               Distributions Paid From
                                                            ------------------------------
                                                            Net Investment   Net Long Term   Total Taxable   Total Distributions
Fund                                                            Income       Capital Gains   Distributions          Paid*
----                                                        --------------   -------------   -------------   -------------------
Core Bond Fund............................................     $ 2,217           $141           $ 2,358            $ 2,358
Intermediate Bond Fund....................................         973             --               973                973
High Yield Fund...........................................      89,336            164            89,500             89,500
Limited Duration Fund.....................................       1,544             --             1,544              1,544

---------------

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

As of October 31, 2004 the components of accumulated earnings (deficit) on a tax basis were as follows (000):

                               Undistributed   Undistributed                                   Unrealized            Total
                                 Ordinary        Long Term     Accumulated   Distributions    Appreciation        Accumulated
Fund                              Income       Capital Gains    Earnings        Payable      (Depreciation)*   Earnings (Deficit)
----                           -------------   -------------   -----------   -------------   ---------------   ------------------
Core Bond Fund...............     $   353         $  267         $   620        $  (112)         $   741            $ 1,249
Intermediate Bond Fund.......         115            328             443            (63)             630              1,010
High Yield Fund..............      17,246          7,880          25,126         (5,708)          54,924             74,342
Limited Duration Fund........         120              3             123           (110)             (38)               (25)

* The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: the tax deferral of losses on wash sales.

STI CLASSIC FUNDS  October 31, 2004

At October 31, 2004, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows
(000):

                                                                               Tax             Tax         Net Unrealized
                                                                            Unrealized      Unrealized     Appreciation/
Fund                                                           Tax Cost    Appreciation   (Depreciation)   (Depreciation)
----                                                          ----------   ------------   --------------   --------------
Core Bond Fund..............................................  $   59,489     $   843         $  (102)         $   741
Intermediate Bond Fund......................................      35,772         671             (41)             630
High Yield Fund.............................................   1,646,632      58,182          (3,258)          54,924
Limited Duration Fund.......................................     127,910          14             (52)             (38)

During the year ended October 31, 2004, the Intermediate Bond Fund, and Limited Duration Fund utilized capital loss carryforwards of $190,245 and $999, respectively. As of October 31, 2004, the Funds did not have any net capital loss carryforwards remaining to offset future gains.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
STI CLASSIC FUNDS October 31, 2004

To the Board of Trustees and Shareholders of STI Classic Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Classic Institutional Core Bond Fund (formerly Seix Core Bond Fund), Classic Institutional Intermediate Bond Fund (formerly Seix Intermediate Bond Fund), SEIX Institutional High Yield Fund (formerly Seix High Yield Fund) and Classic Institutional Limited Duration Fund (formerly Seix Limited Duration Fund) (four of the funds constituting STI Classic Funds, hereafter referred to as the "Funds") at October 31, 2004, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year (or period) ended October 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statements of changes in net assets for the year ended October 31, 2003 and the financial highlights for each of the four years (or periods) ended October 31, 2003 of the predecessor funds were audited by other independent accountants whose report dated December 19, 2003 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2004

TRUSTEES AND OFFICERS OF THE STI CLASSIC FUNDS (UNAUDITED)
--------------------------------------------------------------------------------
Information pertaining to the trustees of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Member."
--------------------------------------------------------------------------------

                                          TERM OF               PRINCIPAL          NUMBER OF                OTHER
                         POSITION(S)     OFFICE AND           OCCUPATION(S)        PORTFOLIOS           DIRECTORSHIPS
   NAME, ADDRESS, AND     HELD WITH      LENGTH OF             DURING THE         OVERSEEN FOR          HELD BY BOARD
     DATE OF BIRTH        THE GROUP     TIME SERVED           PAST 5 YEARS         THE TRUST                MEMBER
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS*
Richard W. Courts, II     Trustee      November, 2001   Chairman of the Board,         49        Director, Cousins
3435 Stelzer Road                                       Atlantic Investment                      Properties, Inc.; Director,
Columbus, OH 43219                                      Company, 1970 to present.                Genuine Parts, Co.;
01/18/36                                                                                         Director, Piedmont Hospital;
                                                                                                 Director, SunTrust Bank,
                                                                                                 Atlanta; Chairman, Courts
                                                                                                 Foundation; Chairman, J.
                                                                                                 Bulow Campbell Foundation.
                                                                                                 Current Trustee of STI
                                                                                                 Classic Variable Trust.
-----------------------------------------------------------------------------------------------------------------------------
Clarence H. Ridley        Trustee      November, 2001   Chairman of the Board;         49        Director, Crawford & Co.;
3435 Stelzer Road                                       Haverty Furniture                        Director, Pike's Family
Columbus, OH 43219                                      Companies, 2001 to                       Nurseries, Inc.; Trustee,
06/03/42                                                present; Partner, King                   St. Joseph's Health System,
                                                        and Spaulding LLP (law                   Inc.; Director, High Museum
                                                        firm), 1971 to 2000.                     of Atlanta. Current Trustee
                                                                                                 of STI Classic Variable
                                                                                                 Trust.
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
Thomas Gallagher          Trustee      May, 2000        President, Genuine Parts       49        Director, Shepherd Center;
3435 Stelzer Road                                       Company Wholesale                        Director, NAPA; Director,
Columbus, OH 43219                                      Distribution, 1970 to                    Genuine Parts Co.; Director,
11/25/47                                                present.                                 Stone Mountain Industrial
                                                                                                 Park; Trustee, The Lovett
                                                                                                 School; Director, Oxford
                                                                                                 Industries. Current Trustee
                                                                                                 of STI Classic Variable
                                                                                                 Trust.
-----------------------------------------------------------------------------------------------------------------------------
F. Wendell Gooch          Trustee      May, 1992        Retired.                       49        Current Trustee of STI
3435 Stelzer Road                                                                                Classic Variable Trust, The
Columbus, OH 43219                                                                               Capitol Mutual Funds and SEI
12/03/32                                                                                         Family of Funds.
-----------------------------------------------------------------------------------------------------------------------------
James O. Robbins          Trustee      May, 2000        President and Chief            49        Director, National Cable and
3435 Stelzer Road                                       Executive Officer, Cox                   Telecommunications
Columbus, OH 43219                                      Communications, Inc.,                    Association; Director,
07/04/42                                                1985 to present.                         Discovery Channel; Director,
                                                                                                 Cable Labs; Director,
                                                                                                 C-SPAN; Trustee, St. Paul's
                                                                                                 Schools; Director, Cox
                                                                                                 Communications. Current
                                                                                                 Trustee of STI Classic
                                                                                                 Variable Trust.
-----------------------------------------------------------------------------------------------------------------------------
Jonathan T. Walton        Trustee      February, 1998   Retired.                       49        Current Trustee of STI
3435 Stelzer Road                                                                                Classic Variable Trust and
Columbus, OH 43219                                                                               W.K. Kellogg Trust.
03/28/30
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Member." Messrs. Courts and Ridley are Trustees who may be deemed to be "interested persons" of the Trust.
--------------------------------------------------------------------------------

                                          TERM OF               PRINCIPAL          NUMBER OF                OTHER
                         POSITION(S)     OFFICE AND           OCCUPATION(S)        PORTFOLIOS           DIRECTORSHIPS
   NAME, ADDRESS, AND     HELD WITH      LENGTH OF             DURING THE         OVERSEEN FOR          HELD BY BOARD
     DATE OF BIRTH        THE GROUP     TIME SERVED           PAST 5 YEARS         THE TRUST                MEMBER
-----------------------------------------------------------------------------------------------------------------------------
Sidney E. Harris          Trustee      November, 2004   Dean of Robinson College       49        Director, ServiceMaster;
3435 Stelzer Road                                       of Business, Georgia                     Director, Total System
Columbus, OH 43219                                      State University.                        Services, Inc. Current
07/21/49                                                                                         Trustee of STI Classic
                                                                                                 Variable Trust.
-----------------------------------------------------------------------------------------------------------------------------
Warren Y. Jobe            Trustee      November, 2004   Retired.                       49        Director, WellPoint Health
3435 Stelzer Road                                                                                Networks; Director,
Columbus, OH 43219                                                                               UniSource Energy Corp.;
11/12/40                                                                                         Director, Tucson Electric
                                                                                                 Power. Current Trustee of
                                                                                                 STI Classic Variable Trust.
-----------------------------------------------------------------------------------------------------------------------------
Charles D. Winslow        Trustee      November, 2004   Retired.                       49        Current Trustee of STI
3435 Stelzer Road                                                                                Classic Variable Trust.
Columbus, OH 43219
07/13/35
-----------------------------------------------------------------------------------------------------------------------------

* Mr. Courts may be deemed an interested Trustee because of his directorships with affiliates of the Adviser. Mr. Ridley may be deemed an interested Trustee because of a material business relationship with the parent of the Adviser.

TRUSTEES AND OFFICERS OF THE STI CLASSIC FUNDS (UNAUDITED)
--------------------------------------------------------------------------------

                                                           TERM OF                          PRINCIPAL
                                  POSITION(S)            OFFICE AND                       OCCUPATION(S)
   NAME, ADDRESS, AND              HELD WITH              LENGTH OF                         DURING THE
     DATE OF BIRTH                 THE GROUP             TIME SERVED                       PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
OFFICERS
R. Jeffrey Young                   President             Since 2004    Senior Vice President, Relationship Management,
3435 Stelzer Road                                                      BISYS Fund Services since April 2002. Vice
Columbus, OH 43219                                                     President, Client Services, BISYS Fund Services from
08/22/64                                                               May 1997 to April 2002.
---------------------------------------------------------------------------------------------------------------------------
Bryan C. Haft                  Treasurer and CFO         Since 2004    Vice President, Financial Administration, BISYS Fund
3435 Stelzer Road                                                      Services since July 2000. Director, Administration
Columbus, OH 43219                                                     Services, BISYS Fund Services from May 1998 to July
01/23/65                                                               2000.
---------------------------------------------------------------------------------------------------------------------------
Deborah A. Lamb            Executive Vice President,     Since 2003    Chief Compliance Officer and Managing Director of
3435 Stelzer Road         Assistant Secretary and CCO                  Trusco Capital Management, Inc. since March 2003 and
Columbus, OH 43219                                                     President of Investment Industry Consultants, LLC
10/02/52                                                               since June 2000. Director of Compliance at INVESCO,
                                                                       Inc. from March 1995 to June 2000.
---------------------------------------------------------------------------------------------------------------------------
Alaina V. Metz                Assistant Secretary        Since 2004    Vice President, Blue Sky Compliance, BISYS Fund
3435 Stelzer Road                                                      Services since January 2002. Chief Administrative
Columbus, OH 43219                                                     Officer, Blue Sky Compliance, BISYS Fund Services
04/07/67                                                               from June 1995 to January 2002.
---------------------------------------------------------------------------------------------------------------------------
Julie M. Powers               Assistant Secretary        Since 2004    Senior Paralegal, Legal Services, BISYS Fund
3435 Stelzer Road                                                      Services since June 2000. Paralegal of Phillips,
Columbus, OH 43219                                                     Lytle, Hitchcock, Blaine & Huber LLP from March 1998
10/08/69                                                               to June 2000.
---------------------------------------------------------------------------------------------------------------------------

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------
A Special Meeting of the Shareholders of the Seix Funds, Inc. was held on September 23, 2004. At the meeting, shareholders voted on and approved the following proposals:

Proposal 1: Approval of the Agreement and Plan of Reorganization, which provides for: (1) the transfer of all of the assets and liabilities of each portfolio of the Seix Funds, Inc. in exchange for shares of the corresponding series of the Trust; (2) the distribution of the Trust's shares so received to shareholders of the corresponding Seix Fund; and (3) the termination under state law of the Seix Funds.

Proposal 2: Approval of a new investment advisory agreement between Trusco Capital Management, Inc. and the Seix Funds on behalf of each Seix Fund.

The results of this meeting are presented below:

Proposal 1:                                                      For       Against    Abstain      Total
-----------                                                   ----------   -------   ---------   ----------
Seix Core Bond Fund.........................................   4,060,433       --          117    4,060,550
Seix Intermediate Bond Fund.................................   2,910,988       --           --    2,910,988
Seix High Yield Fund........................................  82,585,863   44,534    1,225,616   83,856,013
Seix Limited Duration Fund..................................  11,824,034       --           --   11,824,034

Proposal 2:                                                      For       Against    Abstain      Total
-----------                                                   ----------   -------   ---------   ----------
Seix Core Bond Fund.........................................   4,060,433     --            117    4,060,550
Seix Intermediate Bond Fund.................................   2,910,988     --             --    2,910,988
Seix High Yield Fund........................................  82,630,397     --      1,225,616   83,856,013
Seix Limited Duration Fund..................................  11,824,034     --             --   11,824,034

Proxy Voting (unaudited)

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and how the Funds voted proxies relating to portfolio securities during the year ended October 31, 2004 is available (1) without charge, upon request, by calling 1-800-428-6970, and (2) on the Securities and Exchange Commission's website at www.sec.gov.

Other Information (unaudited)

Schedules of Portfolio Investments for periods ending July 31, 2004 and January 31, 2005 are available, without charge, on the Securities and Exchange Commission's website at www.sec.gov.

EXPENSE EXAMPLES (UNAUDITED)
--------------------------------------------------------------------------------
As a shareholder of the STI Classic Funds, you incur two types of costs: (1) transactions costs, including sales charges (loads) (A Shares only) on purchases, reinvested dividends, or other distributions; redemption fees (contingent deferred sales charges on L Shares only); and exchange fees; (2) ongoing costs, including management fees, distribution (and/or service) 12b-1 fees (L and A Shares only) and other Fund expenses. This example is intended to help you understand you ongoing costs (in dollars) of investing in the STI Classic Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 through October 31, 2004.

Actual Expenses

The table below provides information about the actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                     Beginning             Ending           Expense Paid          Expense Ratio
                                                   Account Value       Account Value       During Period*        During Period**
Fund                                                 05/01/04             10/31/04        05/01/04-10/31/04     05/01/04-10/31/04
----                                             -----------------     --------------     -----------------     -----------------
Core Bond Fund............    Institutional          $1,000.00           $1,041.50              $2.32                 0.45%
Core Bond Fund............    T Shares (a)            1,000.00            1,006.70               0.32                 0.56%
Core Bond Fund............    L Shares (a)            1,000.00            1,006.50               0.63                 1.10%
Core Bond Fund............    A Shares                1,000.00            1,039.90               3.60                 0.70%
Intermediate Bond Fund....    Institutional           1,000.00            1,035.20               2.31                 0.45%
Intermediate Bond Fund....    T Shares (a)            1,000.00            1,005.30               0.41                 0.71%
Intermediate Bond Fund....    L Shares (a)            1,000.00            1,005.10               0.58                 1.00%
Intermediate Bond Fund....    A Shares (a)            1,000.00            1,005.30               0.41                 0.71%
High Yield Fund...........    Institutional           1,000.00            1,058.50               2.85                 0.55%
High Yield Fund...........    T Shares (a)            1,000.00            1,012.20               0.39                 0.68%
High Yield Fund...........    L Shares (a)            1,000.00            1,012.00               0.68                 1.18%
High Yield Fund...........    A Shares                1,000.00            1,058.60               4.15                 0.80%
Limited Duration Fund.....    Institutional           1,000.00            1,005.40               1.01                 0.20%
Limited Duration Fund.....    T Shares (a)            1,000.00            1,000.80               0.21                 0.37%
Limited Duration Fund.....    L Shares (a)            1,000.00            1,000.60               0.41                 0.71%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**  Annualized.

(a) Class commenced operations on October 11, 2004.

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each STI Classic Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      Beginning          Ending            Expense Paid          Expense Ratio
                                                    Account Value     Account Value       During Period*        During Period**
Fund                                                  05/01/04          10/31/04        05/01/04-10/31/04      05/01/04-10/31/04
----                                                -------------     -------------     ------------------     ------------------
Core Bond Fund...............    Institutional        $1,000.00         $1,022.94             $2.29                   0.45%
Core Bond Fund...............    T Shares (a)          1,000.00          1,022.38              0.33                   0.56%
Core Bond Fund...............    L Shares (a)          1,000.00          1,019.66              0.64                   1.10%
Core Bond Fund...............    A Shares              1,000.00          1,021.68              3.57                   0.70%
Intermediate Bond Fund.......    Institutional         1,000.00          1,022.94              2.29                   0.45%
Intermediate Bond Fund.......    T Shares (a)          1,000.00          1,021.63              0.41                   0.71%
Intermediate Bond Fund.......    L Shares (a)          1,000.00          1,020.16              0.58                   1.00%
Intermediate Bond Fund.......    A Shares (a)          1,000.00          1,021.63              0.41                   0.71%
High Yield Fund..............    Institutional         1,000.00          1,022.43              2.80                   0.55%
High Yield Fund..............    T Shares (a)          1,000.00          1,021.78              0.40                   0.68%
High Yield Fund..............    L Shares (a)          1,000.00          1,019.26              0.69                   1.18%
High Yield Fund..............    A Shares              1,000.00          1,021.17              4.08                   0.80%
Limited Duration Fund........    Institutional         1,000.00          1,024.20              1.02                   0.20%
Limited Duration Fund........    T Shares (a)          1,000.00          1,023.34              0.22                   0.37%
Limited Duration Fund........    L Shares (a)          1,000.00          1,021.63              0.41                   0.71%

---------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized.

(a)  Class commenced operations on October 11, 2004.

                      [This page intentionally left blank]

                               INVESTMENT ADVISER:

                         Trusco Capital Management, Inc.

STI Classic Funds are not deposits, are not insured or guaranteed by the FDIC or any other government agency, and are not endorsed by and do not constitute obligations of SunTrust Banks, Inc. or any other of its affiliates. Investment in the Funds involves risk, including the possible loss of principal. There is no guarantee that any STI Classic Fund will achieve its investment objective. The STI Classic Funds are advised by Trusco Capital Management, Inc., an affiliate of SunTrust Banks, Inc.

                                  DISTRIBUTOR:
                             BISYS Fund Services LP

  This information must be preceded or accompanied by a current prospectus for each Fund described.

                                                                   STIARCF 12/04

ITEM 2. CODE OF ETHICS.

      Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

      THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS EXHIBIT 11 (a)(1).

      The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

      If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

      DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (b) OF THIS ITEM 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

            (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                        (i) Has at least one audit committee financial expert serving on its audit committee; or

                        (ii) Does not have an audit committee financial expert serving on its audit committee.

                  (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                        (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                        (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

                  (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS WARREN Y. JOBE, WHO IS "INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      Information presented in Item 4 represents amounts paid by the registrant, including amounts paid for the services to the Funds included in the accompanying report (see Item 1).

      (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

      Audit Fees: the aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Funds' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

            2003 $448,509
            2004 $663,000

      (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

      Audit-Related Fees: the aggregate fees billed for each of the last two fiscal years for assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under Item 1 were as follows:

            2003 $61,500(1)
            2004 $72,000(1)

      Notes:

      (1) Services related to securities count examinations under Rule 17f-2 of the Investment Company Act.

      (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

      Tax Fees: the aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning were as follows:

            2003 $0
            2004 $0

      (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

      All Other Fees: the aggregate fees billed for each of the last two fiscal years for products and services provided by PricewaterhouseCoopers LLP to the Funds, other than the services reported in Items 1 through 3.

            2003 $0
            2004 $0

      (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

            THE TRUST'S AUDIT COMMITTEE CHARTER PROVIDES THAT THE PRINCIPAL RESPONSIBILITIES OF THE COMMITTEE SHALL INCLUDE APPROVING AUDIT AND NON-AUDIT SERVICES AN INDEPENDENT ACCOUNTING FIRM PROVIDES TO THE TRUST (AND CERTAIN TRUST SERVICE PROVIDERS) AS REQUIRED BY AND IN ACCORDANCE WITH APPLICABLE LAW. THE COMMITTEE IS AUTHORIZED TO DEVELOP POLICIES AND PROCEDURES, IN ACCORDANCE WITH APPLICABLE LAW, THAT PROVIDE FOR THE ADVANCE PRE-APPROVAL OF SOME OR ALL AUDIT AND NON-AUDIT SERVICES. THE COMMITTEE IS FURTHER AUTHORIZED TO DELEGATE ITS RESPONSIBILITY TO PRE-APPROVE AUDIT AND NON-AUDIT SERVICES TO ONE OR MORE MEMBERS OF THE COMMITTEE, IN ACCORDANCE WITH APPLICABLE LAW.

            (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            2003 0%
            2004 0%

      (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

      2003/2004: The percentage of hours expended on PricewaterhouseCoopers LLP engagement to audit the Funds' financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

      The aggregate non-audit fees billed by the registrant's PricewaterhouseCoopers LLP for services rendered to the Funds, and rendered to the Funds investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds for each of the last two fiscal years of the registrant were as follows:

            2003 $1,498,453
            2004 $2,291,907

      Non-audit services relate principally to certain technical accounting advice on financial products of the Bank; Sarbanes-Oxley 404 implementation and testing; and, tax compliance services to other entities controlled by SunTrust Banks, Inc.

      (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      THE AUDIT COMMITTEE HAS CONSIDERED THAT THE PROVISION OF NON-AUDIT SERVICES THAT WERE RENDERED TO THE REGISTRANT'S INVESTMENT ADVISER (NOT INCLUDING ANY SUBADVISER WHOSE ROLE IS PRIMARILY PORTFOLIO MANAGEMENT AND IS SUBCONTRACTED WITH OR OVERSEEN BY ANOTHER INVESTMENT ADVISER), AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER THAT PROVIDES ONGOING SERVICES TO THE REGISTRANT THAT WERE NOT PRE-APPROVED PURSUANT TO PARAGRAPH (c)(7)(ii) OF RULE 2-01 OF REGULATION S-X IS COMPATIBLE WITH MAINTAINING THE PRINCIPAL ACCOUNTANT'S INDEPENDENCE.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

      (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

THE TRUST, EFFECTIVE SEPTEMBER 28, 2004, ADOPTED PROCEDURES BY WHICH SHAREHOLDERS MAY RECOMMEND NOMINEES TO THE REGISTRANT'S BOARD OF DIRECTORS.

ITEM 10. CONTROLS AND PROCEDURES.

      (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (i) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (ii) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 11. EXHIBITS.

      (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

      (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

      (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO RULE 30a-2(a) ARE ATTACHED HERETO.

      (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.

      (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO RULE 30a-2(b) ARE FURNISHED HEREWITH.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) STI Classic Funds

By (Signature and Title)* /s/ Bryan Haft, Treasurer
                          --------------------------------------------
                          Bryan Haft, Treasurer

Date January 6, 2005

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ R. Jeffrey Young, President
                          --------------------------------------------
                          R. Jeffrey Young, President

Date January 6, 2005

By (Signature and Title)* /s/ Bryan Haft, Treasurer
                          --------------------------------------------
                          Bryan Haft, Treasurer

Date January 6, 2005

* Print the name and title of each signing officer under his or her signature.